                    Registration No. 33-26904


S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S
S I O
N
                     Washington, D.C.  20549


              POST-EFFECTIVE AMENDMENT NO. 6
                                   to
                          F O R M  S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF
1933
             OF SECURITIES OF UNIT INVESTMENT TRUSTS
                    REGISTERED ON FORM N-8B-2



A.                            Exact Name of Trust:

                   TAX EXEMPT SECURITIES TRUST,
                            INSURED SERIES 20
B.
                            Name of Depositor:

              SMITH BARNEY INC.

C. Complete address of depositor's principal executive office:

          SMITH BARNEY
               INC.
        388 Greenwich Street
       New York, New York  10013



D.   Name and complete address of agent for service:

       LAURIE A. HESSLEIN
         Smith Barney
         Inc.
   388 Greenwich Street
    New York, New York  10013


 It is proposed that this filing will become effective August 18,
1995
                 pursuant to paragraph (b) of Rule 485.

                   TAX EXEMPT SECURITIES TRUST

                      CROSS-REFERENCE SHEET
                    Pursuant to Regulation C
                under the Securities Act of 1933

           (Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            I.  Organization and General Information
1. . . . . . . . . (a) Name of trust   Prospectus front cover
(b) Title of securities issued . .
2.Name and address of each depositor   Sponsors: Prospectus back
cover
3. . . . Name and address of trustee   Trustee
4.Name and address of each principal underwriterSponsors:
Prospectus back cover
5. . .State of organization of trust   Tax Exempt Securities
Trust
6.Execution and termination of trust agreementTax Exempt
Securities                                        Trust - The
Trust:
                                       Amendment and Termination

                                     of the Trust Agreement 7. .
 . . . . . . . . Changes of name   *
8. . . . . . . . . . . . Fiscal year   *
9. . . . . . . . . . . . .Litigation   *


            II. General Description of the Trust and
                     Securities of the Trust

10.(a) Registered or bearer securities Rights of Unit Holders
(b) Cumulative or distributive securities
  (c) Redemption . . . . . . . . . .
  (d) Conversion, transfer, etc. . .
  (e) Periodic payment plan. . . . .   *
  (f) Voting rights. . . . . . . . .
  (g) Notice to certificate holders    Rights of Unit Holders -

                                   Reports and Records:

                            Sponsors -
                                       Responsibility: Trustee -

                                    Resignation: Amendment

                               and Termination of the

                          Trust Agreement -
                                       Amendment
  (h) Consents required. . . . . . . Sponsors - Responsibility:

                                  Amendment and Termination

                              of the Trust Agreement   (i) Other
provisions . . . . . . . Tax Exempt Securities Trust - Tax Status

11.Type of securities comprising units Prospectus front cover:

                                   Tax Exempt Securities

                             Trust - Portfolio
12.Certain information regarding periodic
   payment certificates. . . . . . .   *

13.. .(a) Load, fees, expenses, etc.   Prospectus front cover:

                                   Summary of Essential

                            Information; Public
                                       Offering - Offering
                                       Price; Public Offering -

                                   Sponsors' and
                                       Underwriters' Profits:

                                  Tax Exempt Securities

                            Trust - Expenses and

                     Charges

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            II.  General Description of the Trust and
                     Securities of the Trust
  (b) Certain information regarding periodic
        payment certificates . . . .   *
  (c) Certain percentages. . . . . . Public Offering - Offering
Price
  (d) Certain other fees, etc, payable by holders
  Rights of Unit Holders - Certificates
  (e) Certain profits receivable by depositors,
      principal underwriters, trustee or
      affiliated persons . . . . . . Public Offering - Sponsors'

                                   and Underwriters' Profits:

                                Rights of Unit Holders -

                          Redemption of Units -
                                     Purchase by the Sponsors of

                                   Units Tendered for
                                     Redemption
  (f) Ratio of annual charges to income*

14.. .Issuance of trust's securities   Tax Exempt Securities

                                 Trust - The Trust: Rights

                               of Unit Holders -
                                       Certificates
15.Receipt and handling of payments from purchasers*
16.Acquisition and disposition of underlying
  securities . . . . . . . . . . . . Tax Exempt Securities Trust

                                   - Portfolio: Sponsors -

                            Responsibility
17.. . . . .Withdrawal or redemption   Rights of Unit Holders -

                                   Redemption of Units
18.(a) Receipt, custody and disposition of incomeRights of Units
Holders -                                       Distribution of
Interest                                        and Principal:
Rights of                                        Unit Holders -
Reports                                        and Records
  (b) Reinvestment of distributions    *
  (c) Reserves or special funds. . . Rights of Unit Holders -

                               Distribution of Interest

                          and Principal: Tax Exempt

                      Securities Trust - Expenses

                    and Charges - Other Charges   (d) Schedule of
distributions. . .   *
19.. . Records, accounts and reports   Rights of Unit Holders -

                                   Reports and Records:

                            Rights of Unit Holders -

                        Distribution of Interest

                     and Principal
20.Certain miscellaneous provisions of trust agreementAmendment and Termination of the Trust
  (a) Amendment. . . . . . . . . . . Agreement: Trustee -
Resignation: Trustee -
  (b) Termination  . . . . . . . . . Resignation: Trustee -
Limitations on Liability:
  (c) and (d) Trustee, removal and successorSponsors -
Responsibility: Sponsors - Resignation
  (e) and (f) Depositors, removal and successor
21.. . . . Loans to security holders   *
22.. . . . .Limitations on liability   Sponsors - Limitations on

                                     Liability: Trustee -
                                       Limitations on Liability:

                                     Tax Exempt Securities

                               Trust - Portfolio
23.. . . . . . .Bonding arrangements   *
24.Other material provisions of trust agreement*



______
  *  Inapplicable, answer negative or not required.

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

                III.  Organization, Personnel and
                 Affiliated Persons of Depositor
25.. . . .Organization of depositors   Sponsors
26.. . . Fees received by depositors   *
27.. . . . . .Business of depositors   Sponsors
28.Certain information as to officials and
   affiliated persons of depositors    [Contents of Registration
Statement]
29.. Voting securities of depositors   *
30.. .Persons controlling depositors   *
31.Payments by depositor for certain services
   rendered to trust . . . . . . . .   *
32.Payments by depositors for certain other services
   rendered to trust . . . . . . . .   *
33.Remuneration of employees of depositors for
   certain services rendered to trust  *
34.Remuneration of other persons for certain services
   rendered to trust . . . . . . . .   *


            IV.  General Description of the Trust and
                     Securities of the Trust

35.Distribution of trust's securities by statesPublic Offering -
Distribution of Units
36.Suspension of sales of trust's securities*
37.Revocation of authority to distribute*
38.. . . .(a) Method of distribution   Public Offering -
Distribution of Units
  (b) Underwriting agreements. . . .
  (c) Selling agreements . . . . . .
39.(a) Organization of principal underwritersSponsors
  (b) N.A.S.D. membership of principal underwriters
40.Certain fees received by principal underwriters*
41.(a) Business of principal underwritersSponsors
  (b) Branch offices of principal underwriters*
  (c) Salesmen of principal underwriters*
42.Ownership of trust's securities by certain persons*
43.Certain brokerage commissions received by principal
   underwriters. . . . . . . . . . .   *
44.. . . . . (a) Method of valuation   Prospectus front cover:

                                   Public Offering -
                                       Offering Price: Public

                                  Offering - Distribution

                              of Units
  (b) Schedule as to offering price    *
  (c) Variation in offering price to certain personsPublic
Offering - Distribution of Units
45.. Suspension of redemption rights   *
46.. . . . .(a) Redemption Valuation   Rights of Unit Holders -

                                   Redemption of Units -

                            Computation of Redemption

                          Price per Unit
  (b) Schedule as to redemption price  *
47.Maintenance of position in underlying securities
  Public Offering - Market for Units: Rights of Unit Holders -
Redemption of Units - Purchase by the Sponsors of Units
  tendered for Redemption; Rights of Unit Holders - Redemption of Units - Computation of Redemption Price per Unit
______
  *  Inapplicable, answer negative or not required.
       Form N-89B-2                          Form S-6
Item Number                    Heading in Prospectus

             V.  Information Concerning the Trustee
                          or Custodian
48.Organization and regulation of trusteeTrustee
49.. . .Fees and expenses of trustee   Tax Exempt Securities

                                 Trust - Expenses and

                          Charges
50.. . . . . . . . . .Trustee's lien   Tax Exempt Securities

                                 Trust - Expenses and

                          Charges - Other Charges


            VI.  Information Concerning Insurance of
                      Holders of Securities

51.Insurance of holders of trust's securities*


                    VI.  Policy of Registrant

52.  (a) Provisions of trust agreement with respect to
     selection or elimination of underlying securitiesProspectus front cover: Sponsors-Responsibility
  (b)Transactions involving elimination of
     underlying securities . . . . .   *
  (c)Policy regarding substitution or elimination
     of underlying securities. . . . Sponsors - Responsibility
(d)Fundamental policy not otherwise covered*
53.  Tax status of trust . . . . . . Prospectus front cover: Tax

                                   Exempt Securities Trust -

                              Tax Status


          VIII.  Financial and Statistical Information

54.  Trust's securities during last ten years*
55.  . . . . . . . . . . . . . . . .   *
56.  Certain information regarding periodic payment
  securities . . . . . . . . . . . .   *
57.  . . . . . . . . . . . . . . . .   *
58.  . . . . . . . . . . . . . . . .   *
59.  Financial statements (Instruction 1(c) to form S-6)
  Statement of Financial Condition of The Tax Exempt Securities
Trust







______
  *  Inapplicable, answer negative or not required.





INSURED SERIES 20



[S][C]
In the opinion of counsel, under existing law interest income to the Trust and, with certain exceptions, to Unit holders is exempt from all Federal income tax, but may be subject to state and local taxes.
Capital gains, if any, are subject to tax. Investors should retain both parts of this Prospectus for future reference.
THE INITIAL PUBLIC OFFERING OF UNITS IN THE TRUST
HAS BEEN COMPLETED.  THE UNITS OFFERED HEREBY ARE
ISSUED AND OUTSTANDING UNITS WHICH HAVE BEEN
ACQUIRED BY THE SPONSORS EITHER BY PURCHASE FROM
THE TRUSTEE OF UNITS TENDERED FOR REDEMPTION OR
IN THE SECONDARY MARKET.  SEE PART B, "RIGHTS OF
UNIT HOLDERS--REDEMPTION OF UNITS--PURCHASE BY THE
SPONSORS OF UNITS TENDERED FOR REDEMPTION" AND
"MARKET FOR UNITS".  THE PRICE AT WHICH THE UNITS
OFFERED HEREBY WERE ACQUIRED WAS NOT LESS THAN
THE REDEMPTION PRICE DETERMINED AS PROVIDED
HEREIN.  SEE PART B, "RIGHTS OF UNIT HOLDERS--
REDEMPTION OF UNITS--COMPUTATION OF REDEMPTION
PRICE PER UNIT".
INSURED SERIES 20 is a unit investment trust designated as the National Trust formed for the purpose of obtaining for its Unit holders tax-exempt interest income and conservation of capital through investment in a fixed portfolio of long term municipal bonds. As a result of the insurance on the bonds the Units were rated AAA by Standard & Poor's Corporation as of the Date of Deposit (See "Portfolio of Securities".)
The bonds are issued on behalf of states, counties, territories, possession and municipalities of the United States and authorities or political subdivisions thereof. The interest on such bonds is exempt from all Federal income tax (except in certain instances depending upon the Unit holder) under existing law in the opinion of recognized bond counsel to the issuing governmental authorities.
THE OBJECTIVES of the Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio consisting primarily of insured municipal bonds. There is, of course, no guarantee that the Trust's objectives will be achieved since the payment of interest and preservation of principal are dependent upon the continued ability of the issuers and the obligors of the bonds, and the insurers thereof, to meet such obligations. The insurance does not protect Unit holders from the risk that the value of the Units may decline.
INSURANCE, guaranteeing the scheduled payment of all principal and interest throughout the life of certain of the Bonds in the Trust has been obtained at either cost of the issuer at the time of issuance, at the cost of a holder prior to the purchase of the Bond by the Trust, or at the cost of the Sponsor at the Date of Deposit. Insurance guaranteeing the scheduled payments of principal and interest on the remainder of the Bonds in the portfolio of the Trust ("Portfolio Insurance") has been obtained by the Trust from Financial Guaranty Insurance Company ("Financial
Guaranty") and applies only while such Bonds are retained in the Trust. Pursuant to an irrevocable commitment obtained from Financial Guaranty, in the event of the sale of a Bond covered by Portfolio Insurance, the Trustee has the right to obtain permanent insurance ("Permanent
Insurance") for such Bonds upon payment of a single predetermined premium from the proceeds of the sale of such Bond. The monthly cost of the Portfolio Insurance on the Bonds while held in the Trust is accounted for as an expense of the Trust. Any amount paid for Permanent Insurance on a Bond sold by the Trust will be accounted for as an offset to the amount received on the sale. All insurance relates only to the Bonds in the Trust and not to the Units offered hereby or to the market value thereof. On the Date of Deposit, the Units were rated
"AAA" by Standard & Poor's Corporation. The Sponsor has been advised that the basis for the "AAA" rating on the Units of the Trust was the "AAA" claims-paying ability rating of the Insurers of the Bonds in such Trusts. The Sponsor has not sought to confirm the rating on the Units subsequent to the Date of Deposit. (See Part B--"Insurance".)
THE PUBLIC OFFERING PRICE of the Units is equal to the aggregate bid price of the underlying securities in the Trust's portfolio divided by the number of Units outstanding, plus a sales charge equal to 5% of the Public Offering Price (5.263% of the aggregate bid price of the Securities per Unit). A proportional share of accrued and undistributed interest on the securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.
THE SPONSOR, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the underlying securities, as more fully described in Part B, "Market for Units". If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying securities. The market value of the underlying securities includes the value attributable to the insurance on the securities. (See Part B--"Insurance".)
MONTHLY DISTRIBUTIONS of principal and interest received by the Trust will be made on or shortly after the fifteenth day of each month to holders of record on the first day of that month. For further information regarding the distributions by the Trust, see the "Summary of Essential Information".

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION,
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

Prospectus Part A dated August 18, 1995
Note: Part A of this Prospectus may not be distributed unless accompanied by Part B.

TAX EXEMPT SECURITIES TRUST, INSURED SERIES 20
SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 1,
1995+

Sponsor:SMITH BARNEY INC.
Trustee:UNITED STATES TRUST COMPANY OF NEW YORK
Evaluator:KENNY S&P EVALUATION SERVICES


Principal Amount of Securities in Trust$6,685,000
Number of Units 9,408
Fractional Undivided Interest in Trust per Unit 1/9,408
Principal Amount of Securities in Trust per Unit$710.56
Public Offering Price per Unit #*$741.30
Sales Charge (5% of Public Offering Price)#$     37.06
Approximate Redemption and Sponsor's Repurchase Price
per Unit
 (per Unit Bid Price of Securities)#**$704.24
Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit$50.55
Less Estimated Annual Expenses per Unit$1.39
Less Annual Insurance Premium per Unit$       .62
Estimated Net Annual Income per Unit$48.54
Monthly Income Distribution per Unit$4.04
Daily Rate (360-day basis) of Income Accrual per
Unit$.1348
Estimated Current Return Based on Public Offering Price#
6.54%
Estimated Long-Term Return# 5.12%

#Subject to changes in the prices of the underlying securities. The aggregate bid price of the securities is determined on each business day as of the Evaluation Time.
*Plus $11.52 per Unit representing accrued interest and the net of cash on hand, accrued expenses and amounts distributable to Unit holders through the expected date of settlement (five business days after June 1, 1995). (See "Public Offering--Offering Price".) **Plus $14.61 per Unit representing accrued interest and the net of cash on hand, accrued expenses and amounts distributable to Unit holders of record as of June 1, 1995 on a pro rata basis. (See "Redemption of Units--Computation of Redemption Price per Unit".)

Record Dates:  The first day of each month
Distribution Dates:  The fifteenth day of each month
Evaluation Time: Close of trading on the New York Stock
Exchange (currently 4:00 P.M. New York time)
Date of Deposit and Trust Agreement:  June 7, 1989
Mandatory Termination Date:  January 1, 2039
Minimum Value of Trust:  Trust may be terminated if the value of the Trust is less than $5,000,000 and must be terminated if the value of the Trust is less than $2,500,000
Trustee's Annual Fee: $1.16 per $1,000 principal amount of bonds ($7,755 per year on the basis of bonds in the principal amount of $6,685,000) plus expenses.
Evaluator's Fee:  $1.16 per bond per evaluation
Percentage of the portfolio consisting of General Obligation
Bonds:  12%
Number of General Obligation Bonds:  3       Number of issues:
 21        Number of States:   13


As of June 1, 1995, 17 (79%) of the Bonds were rated by Standard & Poor's Corporation (78% being rated AAA and 1% being rated
AA) and 4 (21%) were rated by Moody's Investors Service (13% being rated A and 8% being rated Baa). Ratings assigned by the bond rating services are subject to change from time to time.

Additional Considerations - Investment in the Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates. Approximately 12% of the Bonds in the Trust consist of general obligations. Approximately 20% of the Bonds in the Trust consist of hospital revenue bonds (including obligations of health care facilities). Approximately 3% of the Bonds in the Trust consist of obligations of municipal housing authorities. Approximately
3% of the Bonds in the Trust consist of bonds which are subject to the Mortgage Subsidy Bond Tax Act of 1980. Approximately 38% of the
Bonds in the Trust consist of bonds in the power facilities category. (See Part B, "Tax Exempt Securities Trust-Portfolio" for a brief summary of additional considerations relating to certain of these issues.)


+The percentages referred to in this summary are each computed on the basis of the aggregate bid price of the Bonds as of June 1, 1995.

FINANCIAL AND STATISTICAL INFORMATION
Selected data for each Unit outstanding

IncomePrincipal
UnitsNet AssetDistributionsDistributions
Period EndedOutstandingValue Per UnitPer UnitPer Unit
April 30, 199310,000$1,011.54$70.07$3.00

April 30, 19949,970856.7665.26105.36

April 30, 19959,456736.2258.73105.11

INDEPENDENT AUDITORS' REPORT
To the Unit Holders, Sponsor and Trustee of
Tax Exempt Securities Trust, Insured Series 20:

We have audited the accompanying balance sheet of Tax Exempt
Securities Trust, Insured Series 20, including the portfolio of securities, as of April 30, 1995, and the related statements of operations and changes in net assets for each of the years in the three-year period ended April 30, 1995. These financial statements are the responsibility of the Trustee (see Note 6). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tax Exempt Securities Trust, Insured Series 20 as of April 30, 1995, and the results of its operations and changes in its net assets for each of the years in the three-year period ended April 30, 1995, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP
New York, New York
July 28, 1995

TAX EXEMPT SECURITIES TRUST, INSURED SERIES 20
BALANCE SHEET
April 30, 1995



ASSETS
Investments in tax exempt bonds, at market value
(Cost $6,761,875) (Note 3 to Portfolio of Securities)$6,817,120
Accrued interest      143,520
Cash       2,187
Total Assets$6,962,827

LIABILITIES AND NET ASSETS

Accrued expenses        1,067

Net Assets (9,456 units of fractional undivided
interest outstanding):
Original cost to investors (Note 1)$10,486,884
Less initial underwriting commission (sales charge)
 (Note 1)      493,000
9,993,884
Cost of bonds sold or redeemed since date of
 deposit (June 7, 1989) (3,232,009)
Net unrealized market appreciation       55,245
6,817,120
Undistributed net investment income      141,245
Undistributed proceeds from securities sold or redeemed
3,395
Net Assets    6,961,760
Total Liabilities and Net Assets$6,962,827

Net asset value per unit$736.22

STATEMENTS OF OPERATIONS

For the years ended April 30, 1995, 1994 and 1993

 1995  1994  1993
Investment Income-interest (Note 2)$    573,542$    656,099$
709,677
Less expenses:
Trustee's fees and expenses 11,56112,22613,193
Evaluator's fees 1,9282,2192,471
Insurance expense       5,917      7,563       7,769
Total expenses      19,406     22,008      23,433
Net investment income     554,136    634,091     686,244
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on securities transactions
  (Note 5) (147,582)37,603(2,505)
Net increase (decrease) in unrealized market
  appreciation      17,937   (512,875)     372,034
Net gain (loss) on investments    (129,645)   (475,272)     369,529
Net increase in net assets resulting from
operations$424,491$158,819$1,055,773

The accompanying Notes to Financial Statements are an integral part of this statement.

TAX EXEMPT SECURITIES TRUST, INSURED SERIES 20
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended April 30, 1995, 1994 and 1993



 1995  1994  1993
Operations:
Net investment income$554,136$634,091$686,244
Net realized gain (loss) on securities transactions
  (Note 5) (147,582)37,603(2,505)
Net increase (decrease) in unrealized market
  appreciation       17,937    (512,875)     372,034
Net increase in net assets resulting from operations      424,491
158,819   1,055,773
Distributions to Unit Holders:
Net investment income (Note 3) (579,719)(651,713)(700,700)
Proceeds from securities sold or redeemed   (1,035,795)  (1,052,983)
  (30,000)
Total Distributions   (1,615,514)  (1,704,696)    (730,700)
Unit Redemptions by Unit Holders (Note 3):
Accrued interest at date of redemption (6,411)(500)-
Value of Units at date of redemption     (382,756)     (27,117)        -

Total Redemptions     (389,167)     (27,617)        -
Increase (decrease) in net assets (1,580,190)(1,573,494)325,073
Net Assets:
Beginning of year    8,541,950  10,115,444  9,790,371
End of year (including distributed net
  investment income of $141,245, $173,239
  and $191,361, respectively)$6,961,760$8,541,950$10,115,444

NOTES TO FINANCIAL STATEMENTS

(1) The original cost to the investors represents the aggregate initial public offering price as of the date of deposit (June 7, 1989) exclusive of accrued interest, computed on the basis of the aggregate offering price of the Securities. The initial underwriting commission (sales charge) was 4.70% of the aggregate public offering price (4.932% of the aggregate offering price of the Securities).
(2) Interest income represents interest earned on the Trust's portfolio and has been recorded on the accrual basis.
(3) 544 Units were redeemed by the Trustee during the three years ended April 30, 1995 (514 Units being redeemed in 1995 and 30
      Units being redeemed in 1994).
(4) Interest received by the Trust is distributed to Unit holders on the fifteenth day of each month, after deducting applicable expenses.
(5) The gain (loss) from the sale or redemption of securities is computed on the basis of average cost of the issue sold or redeemed.
(6) The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal control directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates of expenses and accruals reflected in each Trust's financial statements. The Evaluator determines the price for each underlying Bond included in each Trust's Portfolio of Securities on the basis set forth in Part B, "Public Offering - Offering Price". Under the Securities Act of 1933, as amended (the "Act"), the
      Sponsor is deemed to be issuer of each Trust's Units. As such, the Sponsor has the responsibility of issuer under the Act with respect to financial statements of each Trust included in the Registration Statement.


TAX EXEMPT SECURITIES TRUST, INSURED SERIES 20
NATIONAL INSURED TRUST - PORTFOLIO OF SECURITIES -
April 30, 1995

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)
Salt River Project, Arizona, Electric AA5/28/95 @ 100$100,000$94,279
System Revenue Bonds, 5.375% due 1/1/2011S.F. 1/1/00 @ 100

City and County of Denver, Colorado,
Airport System Revenue Bonds,
9.25% due 8/1/2020Baa*5/28/95 @ 102340,000347,623
S.F. 8/1/16 @ 100
8.875% due 8/1/2015Baa*5/28/95 @ 101 1/2160,000162,757
S.F. 8/1/12 @ 100

District of Columbia, G.O. Refunding
Bonds, 7.875% due 6/1/2006, AAA6/1/96 @ 102500,000526,385
(BIG Ins.)(4)(p)

Cook, Illinois, Public Housing AAA6/1/95 @ 101100,00081,565
Agency Bonds, 3.25% due 12/1/2004

City of Indianapolis, Indiana, Gas
Utility System Revenue Refunding AAA           --800,000668,488
Bonds, 4.00% due 6/1/2008
(Financial Guaranty Ins.)(4)

Hospital Authority of Marion County,
Indiana, Hospital Revenue Bonds,
Community Hospitals of Indiana,AAA5/28/95 @ 102500,000509,650
9.00% due 5/1/2008 (MBIA Ins.)(4)S.F. 5/1/01 @ 100

Muscatine, Iowa, Electric Revenue
Refunding Bonds, 5.00% due 1/1/2007 AAA1/1/96 @
100200,000187,678
(CGIC Ins.)(4)

Jefferson Parish, Louisiana, Sales Tax
District Special Sales Tax Revenue
Refunding Bonds, 8.00% due 7/1/2005 AAA7/1/99 @
100350,000390,621
(BIG Ins.)(4)(p)

New Mexico Mortgage Finance Authority,
Single Family Mortgage Program Bonds,
8.625% due 7/1/2017 AAA7/1/97 @ 103200,000213,006
(Financial Guaranty Ins.)(4)

North Carolina Easter Municipal Power
Agency, Power System Revenue
Refunding Bonds, 4.50% due 1/1/2024AAA1/1/22 @
100250,000195,690
(BIG Ins.)(4)(p)

Cuyahoga County, Ohio, Hospital Revenue
Refunding Bonds, Deaconess Hospital ofAAA10/1/95 @
102500,000520,390
Cleveland, 9.25% due 10/1/2009 (p)
(Financial Guaranty Ins.)(4)

Pittsburgh, Pennsylvania, Water and Sewer
Authority, Water and Sewer System Revenue
Refunding Bonds, 6.00% due 9/1/2016 AAA           --290,000293,819
(Financial Guaranty Ins.)(4)S.F. 9/1/15 @ 100

A-6



TAX EXEMPT SECURITIES TRUST, INSURED SERIES 20
NATIONAL INSURED TRUST - PORTFOLIO OF SECURITIES -
April 30, 1995
(Continued)

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

Piedmont, South Carolina, Municipal
Power Agency, Electric Revenue
Refunding Bonds, 6.00% due 1/1/2024(A)*1/1/96 @
100$300,000$284,292
5.00% due 1/1/2025A*1/1/96 @ 100645,000521,257

Austin, Texas, Public Improvement
General Obligation Bonds,AAA7/1/95 @ 100190,000191,451
8.70% due 7/1/2005 (p)

Coastal Water Authority, Texas, Water
Conveyance System Revenue Bonds, AAA12/15/97 @
100100,000108,244
8.125% due 12/15/2017 (MBIA Ins.)(4)(p)

Harris County, Texas, Hospital
District Revenue Refunding Bonds, AAA4/1/96 @ 102500,000526,825
8.50% due 4/1/2015 (AMBAC Ins.)(4)(p)

Lower Colorado River Authority,
Texas, Priority Revenue Bonds,
8.25% due 1/1/2006 (p)AAA1/1/96 @ 102205,000213,815
8.375% due 1/1/2015 (p)AAA1/1/96 @ 102250,000260,955

Sam Rayburn Municipal Power Agency,
Texas, Power Supply System Revenue
Refunding Bonds, 9.25% due 9/1/2008AAA9/1/95 @ 102      500,000
     518,330
(MBIA Ins.)(4)(p)
$6,980,000$6,817,120





The accompanying Notes are an integral part of this portfolio.




TAX EXEMPT SECURITIES TRUST, INSURED SERIES 20
NATIONAL INSURED TRUST - PORTFOLIO OF SECURITIES -
April 30, 1995
(Continued)



At April 30, 1995, the net unrealized market appreciation of all tax exempt bonds was comprised of the following:


Gross unrealized market appreciation$296,790
Gross unrealized market depreciation   (241,545)
Net unrealized market appreciation$55,245

NOTES TO PORTFOLIO OF SECURITIES:

(1) All Ratings are by Standard & Poor's Corporation, except those identified by an asterisk (*) which are by Moody's Investors
       Service. The meaning of the applicable rating symbols is set forth in Part B, "Ratings".
(2) There is shown under this heading the year in which each issue of bonds initially or currently is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par.
       "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. The prices at which bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the bonds to the Trust. Certain bonds in the portfolio, including bonds not listed as being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. For example, see discussion of obligations of municipal housing authorities under "Tax Exempt Securities Trust-Portfolio" in Part B.
(3) The market value of securities as of April 30, 1995 was determined by the Evaluator on the basis of bid prices for the securities at such date.
(4) Insurance to maturity has been obtained previously from the listed Insurance Company for these Bonds. The AAA ratings on these Bonds are based in part on the creditworthiness and claims paying ability of the Insurance Company insuring such Bond to maturity.
       No premium is payable therefore by the Trust.

       All other bonds in the portfolio are insured by the Portfolio Insurance Policy obtained by the Trust. (See Part B, "Insurance on the Bonds in the Portfolio of a Trust").





       (p) It is anticipated that these bonds will be redeemed prior to their scheduled maturity, pursuant to a pre-refunding, as reflected under the column "Redemption Provisions".

                            PROSPECTUS-PART B
        Note that Part B of the Prospectus may not be distributed
                      unless accompanied by Part A.

TAX EXEMPT SECURITIES TRUST--INSURED SERIES

The Trusts

                 For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations.
Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement, dated the Date of Deposit (collectively, the "Trust Agreement"), among Smith Barney Inc. (the "Sponsor"), United States Trust Company of New York, as Trustee, and J.J. Kenny Co., Inc., as Evaluator. Each trust containing Bonds of a State for which such Trust is named (a "State Trust") and each National Trust and Selected Term Trust is referred to herein as the "Trust" or "Trusts," unless the context requires otherwise. On the Date of Deposit the Sponsor deposited with the Trustee interest-bearing obligations (the "Bonds"), including contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain such obligations (such Bonds being referred to herein as the "Securities"). The Trustee thereafter delivered to the Sponsor registered certificates of beneficial interest (the "Certificates") representing the units (the "Units") comprising the entire ownership of each Trust. The initial public offering of Units in each Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market.
See "Rights of Unit Holders--Redemption of Units--Purchase by the
Sponsor of Units Tendered for Redemption" and "Public Offering--
Market for Units".

Objectives

                 A tax-exempt unit investment trust provides many of the same benefits as individual bond purchases, while the unit holder avoids the complexity of analyzing selecting and monitoring a multi-bond portfolio. The objectives of a Trust in the Insured Series are tax-exempt income and conservation of capital through an investment in a diversified portfolio of insured municipal bonds. There is, of course, no guarantee that a Trust's objectives will be achieved since the payment of interest and the preservation of principal are dependent upon the continued ability of the issuers of the bonds or the creditworthiness of the insurers to meet such obligations. The insurance does not protect Unit holders from the risk that the value of the Units may decline before the ratings of the Bonds subsequent to the Date of Deposit, set forth in Part A - "Portfolio of Securities" may have declined due to, among other factors (including a decline in the creditworthiness of an insurer in the case of an insured trust which may also result in a decline in the AAA ratings of the Units of an insured trust), a decline in the creditworthiness of the issuer of said Bonds.

Portfolio

                 The following factors, among others, were considered in selecting Bonds for each Trust: (1) all the Bonds of the National
Trust and the Selected Term Trust are obligations of the states, counties, territories, or municipalities of the United States and authorities or political subdivisions thereof, so that the interest on them will, in the opinion of recognized bond counsel to the issuing governmental authorities, be exempt from Federal income tax under existing law to the extent described in "Taxes", (2) all the Bonds deposited in a State Trust are obligations of the State for which such Trust is named or of the counties, territories or municipalities of such State, and authorities or political subdivisions thereof, or of the Territory of Guam or the Commonwealth of Puerto Rico, so that the interest on them will, in the opinion of recognized bond counsel to the issuing governmental authorities, be exempt from Federal income tax under existing law to the extent described in "Taxes" and from state income taxes in the state for which such State Trust is named to the extent described in Part C - "Tax Exempt Securities Trust - Taxes," (3) the Bonds are diversified as to purpose of issue and location of issuer, except in the case of a State Trust where the Bonds are diversified only as to purpose of issue, (4) the Bonds were chosen in part on the basis of their respective maturity dates and offer a degree of call protection,
(5) in the opinion of the Sponsor, the Bonds are fairly valued relative to other bonds of comparable quality and maturity, and (6) whether insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds was available.

                 The Bonds in the Portfolio of a Trust were chosen in part on the basis of their respective maturity dates. The Selected Term Trust will contain Bonds which will have a dollar-weighted average portfolio maturity of more than three years but not more than ten years from the Date of Deposit. The National Trust or a State Trust not specified as to term will have a dollar-weighted average portfolio maturity of more than ten years from the Date of Deposit. For the actual maturity dates of each of the Bonds contained in each Trust, see Part A, "Portfolio or Securities". A sale or other disposition of a Bond by the Trust prior to the maturity of such Bond may be at a price which results in a loss to the Trust. The inability of an issuer to pay the principal amount due upon the maturity of a Bond would result in a loss to the Trust.

Additional Considerations Regarding the Trusts

                 Most of the Bonds in the Portfolio of a State Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. (See Part A-"Portfolio Summary as of Date of Deposit" for information relating to the particular State Trust described therein.) In general, a call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price, as it might be in periods of declining interest rates, than when such price valuation is less than the bond's call or redemption price. To the extent that a Bond was deposited in a State Trust at a price higher than the price at which it is redeemable, redemption will result in a loss of capital when compared with the original public offering price of the Units. Conversely, to the extent that a Bond was acquired at a price lower than the redemption price, redemption will result in an increase in capital when compared with the original public offering price of the Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds.
The Estimated Current Return and Estimated Long-Term Return of the
Units may be affected by such redemptions. Each Portfolio of Securities in Part A contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in a State Trust. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a State Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

                 The Portfolio of the State Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds, even though at the time of the issuance of such Bonds the interest coupons thereon represented then prevailing interest rates on comparably rated Bonds then newly issued. Bonds selling at market discounts tend to increase in market value as they approach maturity when the principal amount is payable. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. Under the provisions of the Internal Revenue
Code in effect on the date of this Prospectus any ordinary income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units.

                 As set forth under "Portfolio Summary as of Date of Deposit", the State Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A State Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. (See Part A-"Portfolio Summary as of Date of
Deposit" for information relating to the particular State Trust described therein.) An investment in Units of the State Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

                 General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors, including an erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the entity's control.

                 As a result of the recent recession's adverse impact upon both their revenues and expenditures, as well as other factors, many state and local governments are confronting deficits and potential deficits which are the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases and/or spending reductions in order to restore budgetary balance. Failure to implement these actions on a timely basis could force the issuers to depend upon market access to finance deficits or cash flow needs.

                 In addition, certain of the Bonds in the State Trust may be obligations of issuers (including California issuers) who rely in whole or in part on ad valorem real property taxes as a source of revenue. Certain proposals, in the form of state legislative proposals or voter initiatives, to limit ad valorem real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on ad valorem real property taxes, has had a significant impact on the taxing powers of local governments and on the financial conditions of school districts and local governments in California. It is not possible at this time to predict the final impact of such measures, or of similar future legislative or constitutional measures, on school districts and local governments or on their abilities to make future payments on their outstanding debt obligations.

                 Industrial Development Revenue Bonds ("IDRs").
IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities ("issuers") to finance the cost of acquiring, constructing or improving various projects, including pollution control facilities and certain industrial development facilities. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer under arrangements between the issuer and the corporate operator of a project. These arrangements may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IDRs.

                 IDRs are generally issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the corporate operator of a particular project have been assigned and pledged to the holders of the IDRs or a trustee for the benefit of the holders of the IDRs. In certain cases, a mortgage on the underlying project has been assigned to the holders of the IDRs or a trustee as additional security for the IDRs. In addition, IDRs are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. Regardless of the structure, payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities or off-balance sheet items, and financial deterioration resulting from leveraged buy-outs or takeovers. However, certain of the IDRs in the Portfolio may be additionally insured or secured by letters of credit issued by banks or otherwise guaranteed or secured to cover amounts due on the IDRs in the event of default in payment by an issuer.

                 Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the level of payments received from private third-party payors and government programs and the cost of providing health care services.

                 A significant portion of the revenues of hospitals and other health care facilities is derived from private third-party payors and government programs, including the Medicare and Medicaid programs. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments made to health care facilities. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

                 The costs of providing health care services are subject to increase as a result of, among other factors, changes in medical technology and increased labor costs. In addition, health care facility construction and operation is subject to federal, state and local regulation relating to the adequacy of medical care, equipment, personnel, operating policies and procedures, rate-setting, and compliance with building codes and environmental laws. Facilities are subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditation. These regulatory requirements are subject to change and, to comply, it may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services.

                 Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. The Clinton Administration may impose regulations which could limit price increases for hospitals or the level of reimbursements for third-party payors or other measures to reduce health care costs and make health care available to more individuals, which would reduce profits for hospitals. Some states, such as New
Jersey, have significantly changed their reimbursement systems. If a hospital cannot adjust to the new system by reducing expenses or raising rates, financial difficulties may arise. Also, Blue Cross has denied reimbursement for some hospitals for services other than emergency room services. The lost volume would reduce revenues unless replacement patients were found.

                 Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity, if the hospital becomes subject to ad valorem taxation, or in various other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may be legally required because of the bonds to perform procedures against specified religious principles or to disclose information that is considered confidential or privileged. Certain FHA-insured bonds may provide that all or a portion of these bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may severely reduce its collateral value.

                 The Internal Revenue Service is currently engaged in a program of intensive audits of certain large tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. At this time, it is uncertain whether any of the hospital and health care facility bonds held by the State Trust will be affected by such audit proceedings.

                 Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences.

                 Housing obligations are not general obligations of the issuer although certain obligations may be supported to some degree by Federal, state or local housing subsidy programs. Budgetary constraints experienced by these programs as well as the failure by a state or local housing issuer to satisfy the qualifications required for coverage under these programs or any legal or administrative determinations that the coverage of these programs is not available to a housing issuer, probably will result in a decrease or elimination of subsidies available for payment of amounts due on the issuer's obligations. The ability of housing issuers to make debt service payments on their obligations will also be affected by various economic and non-economic developments including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims, employment and income conditions prevailing in local markets, increases in construction costs, taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations and economic trends generally in the localities in which the projects are situated. Occupancy of multi-family housing projects may also be adversely affected by high rent levels and income limitations imposed under Federal, state or local programs.

                 All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool, and therefore the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Single-family issues are subject to mandatory redemption in whole or in part from prepayments on underlying mortgage loans; mortgage loans are frequently partially or completely prepaid prior to their final stated maturities as a result of events such as declining interest rates, sale of the mortgaged premises, default, condemnation or casualty loss. Multi-family issues are characterized by mandatory redemption at par upon the occurrence of monetary defaults or breaches of covenants by the project operator. Additionally, housing obligations are generally subject to mandatory partial redemption at par to the extent that proceeds from the sale of the obligations are not allocated within a stated period (which may be within a year of the date of issue). To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and, in any event, reduce the amount of income that would otherwise have been paid to Holders.

                 The tax exemption for certain housing revenue bonds depends on qualification under Section 143 of the Internal Revenue
Code of 1986, as amended (the "Code"), in the case of single family mortgage revenue bonds or Section 142(a)(7) of the Code or other provisions of Federal law in the case of certain multi-family housing revenue bonds (including Section 8 assisted bonds). These sections of the Code or other provisions of Federal law contain certain ongoing requirements, including requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage revenue bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing revenue bonds. While the issuers of the bonds and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing revenue bonds, generally covenant to meet these ongoing requirements and generally agree to institute procedures designed to ensure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting the Holders to unanticipated tax liabilities and possibly requiring the Trustee to sell the bonds at reduced values. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration, its consent may be required before insurance proceeds would become payable to redeem the mortgage bonds.

                 Power Facility Bonds. The ability of utilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities, in particular investor-owned utilities, are subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations.

                 The demand for a utility's services is influenced by, amoung other factors, competition, weather conditions and economic conditions. Electric utilities, for example, have experienced increased competition as a result of the availability of other energy sources, the effects of conservation on the use of electricity, self-generation by industrial customers and the generation of electricity by co-generators and other independent power producers. Also, increased competition will result if federal regulators determine that utilities must open their transmission lines to competitors. Utilities which distribute natural gas also are subject to competition from alternative fuels, including fuel oil, propane and coal.

                 The utility industry is an increasing cost business making the cost of generating electricity more expensive and heightening its sensitivity to regulation. A utility's costs are influenced by the utility's cost of capital, the availability and cost of fuel and other factors. In addition, natural gas pipeline and distribution companies have incurred increased costs as a result of long-term natural gas purchase contracts containing "take or pay" provisions which require that they pay for natural gas even if natural gas is not taken by them.
There can be no assurance that a utility will be able to pass on these increased costs to customers through increased rates. Utilities incur substantial capital expenditures for plant and equipment. In the future they will also incur increasing capital and operating expenses to comply with environmental legislation such as the Clean Air Act of 1990, and other energy, licensing and other laws and regulations relating to, among other things, air emissions, the quality of drinking water, waste water discharge, solid and hazardous substance handling and disposal, and siting and licensing of facilities. Environmental legislation and regulations are changing rapidly and are the subject of current public policy debate and legislative proposals. It is increasingly likely that some or many utilities will be subject to more stringent environmental standards in the future that could result in significant capital expenditures. Future legislation and regulation could include, among other things, regulation of so-called electromagnetic fields associated with electric transmission and distribution lines as well as emissions of carbon dioxide and other so-called greenhouse gases associated with the burning of fossil fuels. Compliance with these requirements may limit a utility's operations or require substantial investments in new equipment and, as a result, may adversely affect a utility's results of operations.


                 The electric utility industry in general is subject to various external factors including (a) the effects of inflation upon the costs of operation and construction, (b) substantially increased capital outlays and longer construction periods for larger and more complex new generating units, (c) uncertainties in predicting future load requirements, (d) increased financing requirements coupled with limited availability of capital, (e) exposure to cancellation and penalty charges on new generating units under construction, (f) problems of cost and availability of fuel, (g) compliance with rapidly changing and complex environmental, safety and licensing requirements, (h) litigation and proposed legislation designed to delay or prevent construction of generating and other facilities, (i) the uncertain effects of conservation on the use of electric energy, (j) uncertainties associated with the development of a national energy policy, (k) regulatory, political and consumer resistance to rate increases and (l) increased competition as a result of the availability of other energy sources. These factors may delay the construction and increase the cost of new facilities, limit the use of, or necessitate costly modifications to, existing facilities, impair the access of electric utilities to credit markets, or substantially increase the cost of credit for electric generating facilities. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

                 The National Energy Policy Act ("NEPA"), which became law in October, 1992, makes it mandatory for a utility to permit non-utility generators of electricity access to its transmission system for wholesale customers, thereby increasing competition for electric utilities. NEPA also mandated demand-side management policies to be considered by utilities. NEPA prohibits the Federal
Energy Regulatory Commission from mandating electric utilities to engage in retail wheeling, which is competition among suppliers of electric generation to provide electricity to retail customers (particularly industrial retail customers) of a utility. However, under NEPA, a state can mandate retail wheeling under certain conditions.

                 There is concern by the public, the scientific community, and the U.S. Congress regarding environmental damage resulting from the use of fossil fuels. Congressional support for the increased regulation of air, water, and soil contaminants is building and there are a number of pending or recently enacted legislative proposals which may affect the electric utility industry. In particular, on November 15, 1990, legislation was signed into law that substantially revises the Clean Air Act (the "1990 Amendments"). The 1990
Amendments seek to improve the ambient air quality throughout the United States by the year 2000. A main feature of the 1990
Amendments is the reduction of sulphur dioxide and nitrogen oxide emissions caused by electric utility power plants, particularly those fueled by coal. Under the 1990 Amendments the U.S. Environmental Protection Agency ("EPA") must develop limits for nitrogen oxide emissions by 1993. The sulphur dioxide reduction will be achieved in two phases. Phase I addresses specific generating units named in the 1990 Amendments. In Phase II the total U.S. emissions will be capped at 8.9 million tons by the year 2000. The 1990 Amendments contain provisions for allocating allowances to power plants based on historical or calculated levels. An allowance is defined as the authorization to emit one ton of sulphur dioxide.

                 The 1990 Amendments also provide for possible further regulation of toxic air emissions from electric generating units pending the results of several federal government studies to be conducted over the next three to four years with respect to anticipated hazards to public health, available corrective technologies, and mercury toxicity.

                 Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decomissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence.
The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs.

                 The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington, Oregon and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

                 Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by failure of municipalities to utilize fully the facilities constructed by these authorities, economic or population decline and resulting decline in revenue from user charges, rising construction and maintenance costs and delays in construction of facilities, impact of environmental requirements, failure or inability to raise user charges in response to increased costs, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. In some cases this ability may be affected by the continued availability of Federal and state financial assistance and of municipal bond insurance for future bond issues.

                 University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, demographic trends, geographic location, geographic diversity and quality of the student body, quality of the faculty and the diversity of program offerings.

                 Legislative or regulatory action in the future at the Federal, state or local level may directly or indirectly affect eligibility standards or reduce or eliminate the availability of funds for certain types of student loans or grant programs, including student aid, research grants and work-study programs, and may affect indirect assistance for education.

                 Lease Rental Bonds. Lease rental bonds are issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings (administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the
"lessee"). Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Willingness to pay may be subject to changes in the views of citizens and government officials as to the essential nature of the finance project. Lease rental bonds are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states-rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. (In these cases, insurance provisions and reserve funds designed to alleviate this risk become important credit factors).
In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard", which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate the necessary funds even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

                 Capital Improvement Facility Bonds. The Portfolio of a State Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency which bonds are secured by the proceeds of the sale of the bonds, proceeds from investments and the indebtedness of a local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

                 Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. All of these factors may be affected by a failure of municipalities to fully utilize the facilities, an insufficient supply of waste for disposal due to economic or population decline, rising construction and maintenance costs, any delays in construction of facilities, lower-cost alternative modes of waste processing and changes in environmental regulations. Because of the relatively short history of this type of financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and, for incinerators or waste-to-energy facilities, the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services.
Finally, waste-to-energy facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities (see Power Facility Bonds above).

                 Moral Obligation Bonds. The State Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Even though the state may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

                 Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

                 Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports (including airport terminals and maintenance facilities), bridges, marine terminals, turnpikes and port authorities. For example, the major portion of gross airport operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, facilities, service fees, concessions and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased aviation fuel costs, deregulation, traffic constraints, the recent recession and other factors. As a result, several airlines are experiencing severe financial difficulties. Several airlines including America West Airlines have sought protection from their creditors under Chapter 11 of the Bankruptcy Code. In addition, other airlines such as Midway Airlines, Inc., Eastern Airlines, Inc. and Pan American Corporation have been liquidated. However, within the past few months Northwest Airlines, Continental Airlines and Trans World Airlines have emerged from bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility.

                 Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility, lower cost of alternative modes of transportation or scarcity of fuel and reduction or loss of rents.

                 Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax such as a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax due to a general decline in the local economy or population or due to a decline in the consumption, use or cost of the goods and services that are subject to taxation. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

                 Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located ("project areas"). Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area, caused either by economic factors beyond the Issuer's control (such as a relocation out of the project area by one or more major property owners) or by destruction of property due to natural or other disasters; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

                 Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include Federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax such as a sales tax or a property tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

                 Convention Facility Bonds. The Portfolio of a State Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

                 Puerto Rico. The Portfolio may contain bonds of issuers which will be affected by general economic conditions in Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S. policies and programs that are being reviewed and may be eliminated.

                 The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section 936 of the Internal Revenue Code (the "Code") provides for a credit against Federal income taxes for U.S. companies operating on the island if certain requirements are met. The Omnibus
Budget Reconciliation Act of 1993 imposes limits on such credit, effective for tax years beginning after 1993. In addition, from time to time proposals are introduced in Congress which, if enacted into law, would eliminate some or all of the benefits of Section 936. Although no assessment can be made at this time of the precise effect of such limitation, it is expected that the limitation of Section 936 credits would have a negative impact on Puerto Rico's economy.

                 Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs, and current Federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other
U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar.

                 In a plebiscite held in November, 1993, the Puerto
Rican electorate chose to continue Puerto Rico's Commonwealth status. Previously proposed legislation, which was not enacted, would have preserved the federal tax exempt status of the outstanding debts of Puerto Rico and its public corporations regardless of the outcome of the referendum, to the extent that similar obligations issued by states are so treated and subject to the provisions of the Code currently in effect. There can be no assurance that any pending or future legislation finally enacted will include the same or similar protection against loss of tax exemption. The November 1993 plebiscite can be expected to have both direct and indirect consequences on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. Such possible consequences include, without limitation, legislative proposals seeking restoration of the status of Section 936 benefits otherwise subject to the limitations discussed above. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico as a result of the November 1993 plebiscite.

                 Litigation and Legislation. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the State Trust. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

                 Under the Federal Bankruptcy Act, a political subdivision or public agency or instrumentality of any state, including municipalities, may proceed to restructure or otherwise alter the terms of its obligations, including those of the type comprising the State Trust's Portfolio. The Sponsor is unable to predict what effect, if any, this legislation might have on the State Trust.

                 From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided April 20,
1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. Holders are urged to consult their own tax advisers.

                 Tax Exemption. In the opinion of bond counsel rendered on the date of issuance of each Bond, the interest on each Bond is excludable from gross income under existing law for regular Federal income tax purposes (except in certain circumstances depending on the Holder) but may be subject to state and local taxes. As discussed under Taxes below, interest on some or all of the Bonds may become subject to regular Federal income tax, perhaps retroactively to their date of issuance, as a result of changes in Federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements.

                 Moreover, the Internal Revenue Service announced on
June 14, 1993 that it will be expanding its examination program with respect to tax-exempt bonds. The expanded examination program will consist of, among other measures, increased enforcement against abusive transactions, broader audit coverage (including the expected issuance of audit guidelines) and expanded compliance achieved by means of expected revisions to the tax-exempt bond information return forms. At this time, it is uncertain whether the tax exempt status of any of the Bonds would be affected by such proceedings, or whether such effect, if any, would be retroactive.

                 In certain cases, a Bond may provide that if the interest on the Bond should ultimately be determined to be taxable, the Bond would become due and payable by its issuer, and, in addition, may provide that any related letter of credit or other security could be called upon if the issuer failed to satisfy all or part of its obligation. In other cases, however, a Bond may not provide for the acceleration or redemption of the Bond or a call upon the related letter of credit or other security upon a determination of taxability. In those cases in which a Bond does not provide for acceleration or redemption or in which both the issuer and the bank or other entity issuing the letter of credit or other security are unable to meet their obligations to pay the amounts due on the Bond as a result of a determination of taxability, the Trustee would be obligated to sell the Bond and, since it would be sold as a taxable security, it is expected that it would have to be sold at a substantial discount from current market price. In addition, as mentioned above, under certain circumstances Holders could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.

                 Potential purchasers of the Units of a State Trust should consider the fact that the Trust's Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Moreover, each State Trust is subject to certain additional state risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. Investments in a State Trust or State Trusts should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

California Trust


                 California's economy is the largest among the 50 states. The State's January 1, 1992 population of 31 million represented approximately 12.0% of the total United States population. Total employment was about 14 million, the majority of which was in the service, trade and manufacturing sectors.

                 Since the start of the 1990-91 fiscal year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and have continued through the end of 1993. Employment levels are expected to stabilize before net employment starts to increase and pre-recession job levels are not expected to be reached for several more years. Unemployment is expected to remain above 9% through 1994.

                 The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund--K-14 education (kindergarten through community college), health, welfare and corrections--growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of chronic budget imbalance, with expenditures exceeding revenues for four of the last five fiscal years. Revenues declined in 1990-91 over 1989-90, the first time since the 1930s. By June 30,
1993, the State's General Fund had an accumulated deficit, on a budget basis, of approximately $2.8 billion. (Special Funds account for revenues obtained from specific revenue sources, and which are legally restricted to expenditures for specific purposes.) The 1993-94 Budget Act incorporated a Deficit Reduction Plan to repay this deficit over two
years.   The original  budget for 1993-94 reflected revenues which
exceeded expenditures by a approximately $2.8 billion. As a result of continuing recession, the excess of revenues over expenditures for the fiscal year is now expected to be only about $500 million. Thus, the accumulated budget deficit at June 30, 1994 is now estimated by the Department of Finance to be approximately $2 billion, and the deficit will not be retired by June 30, 1995 as planned. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and the reduction of available internal borrowable funds, have combined to significantly depleted the State's cash resources to pay as ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

                 The State's tax revenue clearly reflects sharp declines in employment, income and retail sales on a scale not seen in over 50 years. The May 1994 revision to the 1994-95 Governor's Budget (the
"May Revision"), released May 20, 1994, assumes that the State will start recovery from recessionary conditions in 1994, with a modest upturn beginning in 1994 and continuing into 1995, a year later than predicted in the May 1993 Department of Finance economic projection. Pre-recession job levels are not expected to be reached until 1997.

                 However, there is growing evidence that California is showing signs of an economic turnaround, and the May Revision is revised upward from the Governor's January Budget forecast. Since the Governor's January Budget forecast, 1993 non-farm employment has been revised upward by 31,000 jobs. Employment in the early months of 1994 has shown encouraging signs of growth, several months sooner than was contemplated in the January Budget forecast. Between
December 1993 and April 1994, payrolls are up by 50,000 jobs.

                 On January 17, 1994 the Northridge earthquake, measuring an estimated 6.8 on the Richter Scale, struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernadino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion or more, but these estimates are still subject to change.

                 Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings and all modern high-rise offices, survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such emergency by the State and local agencies.

                 Damage to State-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and 210. Most of the major highways (Interstates 5 and 10) have now been reopened. The campus at California State University Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in the temporary closure of the campus. lt reopened using borrowed facilities elsewhere and many temporary structures. There was also some damage to the University of California at Los Angeles and to the Van Nuys State
Office Building (now open after a temporary closure). Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

                 The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide for the repair and replacement of State owned facilities. The federal government has provided substantial earthquake assistance. The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. lt is now estimated that the overall effect of the earthquake on the regional and State economy will not be serious. The earthquake may have dampened economic activity briefly during late January and February, but the rebuilding efforts are now adding a small measure of stimulus.

                 Sectors which are now contributing to California's recovery include construction and related manufacturing, wholesale and retail trade, transportation and several service industries such as amusements and recreation, business services and management consulting. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is slowly diminishing. These trends are expected to continue, and by next year, most of the restructuring in the finance and utilities industries should be nearly completed. As a result of these factors, average 1994 non-farm employment is now forecast to maintain 1993 levels compared to a projected 0.6% decline in the Governor's January Budget forecast. 1995 employment is expected to be up 1.6% compared to 0.7% in the January Budget forecast.

                 The Northridge earthquake resulted in a downward revision of this year's personal income growth from 4% in the Governor's January Budget forecast to 3.6%. However, this decline is more than explained by the $5.5 billion charge against rental and proprietor's income---equal to 0.8% of total income reflecting uninsured damage from the quake. Next year, without the quake's effects, income is projected to grow 6.1% compared to 5% projected in the January Budget forecast. Without the quake's effects, income was little changed in the May Revision compared to the January Budget forecast.

                 The housing forecast remains essentially unchanged from the January Budget forecast. Although existing sales have strengthened and subdivision surveys indicated increased new home sales, building permits are up only slightly from recession lows. Gains are expected in the months ahead, but higher mortgage interest rates will dampen the upturn. Essentially, the Northridge earthquake adds a few thousand housing units to the forecast, but this effect is offset by higher interest rates.

                 Interest rates represent one of several downside risks to the forecast. The rise in interest rates has occurred more rapidly than contemplated in the Governor's January Budget forecast. In addition to affecting housing, higher rates may also dampen consumer spending, given the high percentage of California homeowners with adjustable-rate mortgages. The May Revision forecast includes a further rise in the Federal Funds rate to nearly 5% by the beginning of 1995. Should rates rise more steeply, housing and consumer spending would be adversely affected.

                 The unemployment upturn is still tenuous. The Employment Development Department revised down February's employment gain and March was revised to a small decline. Unemployment rates in California have been volatile since January, ranging from 10.1% to a low of 8.6%, with July's figure at 9%. The small sample size coupled with changes made to the survey instrument in January contributed to this volatility.

1993-94 Budget

                 The Governor's Budget, introduced on January 8,
1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in State spending.

                 The May Revision of the Governor's budget, released on May 20,1993, projected the State would have an accumulated deficit of about $2.75 billion by June 30,1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Govenor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

                 The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year with the issuance of $ billion of revenue anticipation notes maturing June 28, 1994.

                 The 1993-94 Budget Act was predicated on revenue and transfer estimates of $40.6 billion, $400 million below 1992-93
(and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991 a half cent temporary sales tax, a deferral -of operating loss carryforwards, and repeal by initiative of a sales tax on candy and snack foods.

                 The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93. The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase. The Budget Act reflected the following major adjustments:

                         1.     Changes in local government financing
to shift about $2.6 billion in property taxes from cities, counties, special districts and redevelopment agencies to school and community college districts. The property tax losses for cities and counties were offset in part by additional sales tax revenues and relief from some state mandated programs. Litigation by local governments challenging this shift has so far been unsuccessful. In November 1993 the voters approved the permanent extension of the 0.5% sales tax for local public safety purposes.

                         2.     The Budget projected K-12 Proposition
98 funding on a cash basis at the same per-pupil level as 1992-93 by-providing schools a $609 million loan payable from future years' Proposition 98 funds.

                         3.     The Budget assumed receipt of $692
million in aid to the State from the federal government to offset health and welfare costs associated with foreign immigrants living in the State. About $411 million of this amount was one-time funding. Congress ultimately appropriated only $450 million.

                         4.     Reductions of $600 million in health and
welfare programs.

                         5.     A 2-year suspension of the renters' tax
credit ($390 million expenditure reduction in 1993-94).

                         6. Miscellaneous one-time items, including
deferral of payment to the Public Employees Retirement Fund ($339 million) and a change in accounting for debt service from accrual to cash basis, saving $107 million.

                 Administration reports during the course of the 1993-94 fiscal year have indicated that, although economic recovery appears to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes, which require greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-related costs. The most recent reports, however, in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turnaround in the economy.

                 During the 1993-94 fiscal year, the State implemented the Deficit Reduction Plan, which was a part of the 1993-94 Budget
Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994, maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original Budget Act assumption, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion. Because of the revenue shortfall and the State's reduced internal borrowing cash resources, in addition to the $1-2 billion of revenue anticipation warrants issued as part of the Deficit Reduction Plan, the State issued an additional $2 billion of revenue anticipation warrants, maturing July 26,1994. which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

1994-95 Budget

                 The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's May Revision to his Budget proposal recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The May Revision sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated deficit, estimated at about $2 billion at June 30, 1994 by June 30, 1996.

                 The 1994-95 Budget Act, signed by the Governor on
July 8, 1994, projects revenues and transfers of $41.9 billion, about $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improved economy. Also included in this figure is the projected receipt of about $360 million from the Federal Government to reimburse the State for the cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal fiscal year 1995 Budget is completed, which is expected to be by October 1994.
The Legislature took no action on a proposal in the Governor s January Budget to undertake expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated levels.

                 The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. The principal features of the Budget Act were the following:

                         1.     Receipt of additional federal aid in
1994-95 of about $400 million for costs of refugee assistance and medical care for undocumented aliens, thereby offsetting a similar General Fund cost. The State will not know how much of these funds it will receive until the Federal fiscal year 1994 Budget is passed.

                         2.     Reductions of approximately $l.l billion
in health and welfare programs.

                         3.     A General Fund increase of
approximately $38 million in support for the University of California and $65 million for the California State University. It is anticipated that student fees for the U.C. and the C.S.U will increase up to 10%.

                         4.     Proposition 98 funding for K-14 schools
is increased by $526 million from the 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately
$4,217 per student for K-12 schools, equal to the level in the past three years.

                         5.     Legislation enacted with the Budget Act
clarifies laws passed in 1992 and 1993 requiring counties and other local agencies to transfer funds to local school districts, thereby reducing State aid. Some counties had implemented programs providing less moneys to schools if there were redevelopment agencies projects. The legislation bans this method of transfers.

                         6.     The Budget Act provides funding for
anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called "Three Strikes" law) which requires mandatory life sentences for certain third-time felony offenders.

                         7.     Additional miscellaneous cuts ($500
million) and fund transfers ($255 million) totalling in the aggregate approximately $755 million.

                 The 1994-95 Budget Act contains no tax increases.
Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for 1993 and 1994. A ballot proposition to permanently restore the renters' credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, saving about $390 million in the 1995-96 fiscal year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and warrants. Issuance of the warrants allows the State to defer repayment of approximately $1 billion of its accumulated budget deficit into the 1995-96 fiscal year.

                 THE FOREGOING DISCUSSION OF THE 1993-94
AND 1994-1995 FISCAL YEAR BUDGETS IS BASED IN LARGE
PART ON STATEMENTS MADE IN A RECENT
"PRELIMINARY OFFICIAL STATEMENT" DISTRIBUTED BY
THE STATE OF CALIFORNIA.  IN THAT DOCUMENT, THE
STATE INDICATED THAT ITS DISCUSSION OF THE 1994-95
FISCAL YEAR BUDGET WAS BASED ON ESTIMATES AND
PROJECTIONS OF REVENUES AND EXPENDITURES FOR
THE CURRENT FISCAL YEAR AND MUST NOT BE
CONSTRUED AS STATEMENTS OF FACT.  THE STATE
NOTED FURTHER THAT THE ESTIMATES AND
PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS
WHICH  MAY BE AFFECTED BY NUMEROUS FACTORS,
INCLUDING FUTURE ECONOMIC CONDITIONS IN THE
STATE AND THE NATION, AND THAT THERE CAN BE NO
ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

                 The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the
"Appropriations Limit"), and is prohibited from spending
"appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes", which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined Appropriation Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

                 Exempted from the Appropriations Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article XIIIB limits.
 The Appropriations Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

                 Article XIIIB, as amended by Proposition 98 on
November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in Proposition 98. During fiscal year 1991-92 revenues were smaller than expected, thus reducing the payment owed to schools in 1991-92 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools but which exceeded the reduced appropriation was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.1 billion of the amount budgeted to K-14 schools was designated to "repay" the prior year loan, thereby reducing cash outlays
in 1992-93 by that amount.      To maintain per-average daily
attendance ("ADA") funding, the 1992-93 Budget included loans of $732 million to K-12 schools and $241 million to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94
Budget also provided new loans of $609 million to K-12 schools and $178 million to community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.760 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools. A Sacramento County Superior Court in California Teachers' Association, et al. v. Gould, et al., has ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. The impact of the court's ruling on the State budget and funding for schools is unclear and will remain unclear until the Court's written ruling, which is currently being prepared, is issued.

                 The 1994-95 Budget Act has appropriated $14.4 billion of Proposition 98 funds for K-14 schools, exceeding the minimum Proposition 98 guaranty by $8 million to maintain K-12 funds per pupil at $4,217. Based upon State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriations an additional $286 million within Proposition 908 for the 1993-94 fiscal year to reflect a need in appropriations for school district and county officers of education, as well as an anticipated deficiency in special education funding.

                 Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes.

                 As of July 1, 1994, the State had over $18.34 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in the aggregate amount of approximately $5.16 billion remained unissued as of July 1, 1994. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of June 30, 1994, the State had approximately $5.09 billion of outstanding Lease-Purchase Debt.

                 In addition to the general obligation bonds, State agencies and authorities had approximately $21.87 billion aggregate principal amount of revenue bonds and notes outstanding as of March
31, 1993. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds.
Such enterprises and projects include transportation projects, various public works and exposition projects, education facilities (including the California State University and University of California systems), housing health facilities and pollution control facilities.

                 The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to the State's method of taxation of certain businesses, challenges to certain vehicle license fees, and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve reimbursement to school districts for voluntary school desegregation and state mandated costs, challenges to Medi-Cal eligibility, recovery for flood damages, and liability for toxic waste cleanup. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligations.

                 On June 20, 1994, the United States Supreme Court, in two companion cases, upheld the validity of California's prior method of taxing multinational corporations under a "unitary" method of accounting for their worldwide earnings, thus avoiding tax refunds of approximately $1.55 billion by the State, and enabling the State to collect $620 million in previous assessments. Barclays Bank PLC v. Franchise Tax Board concerning foreign corporations, and Colgate-Palmmolive v. Franchise Tax Board concerned domestic corporations.

                                 Ratings

                 On July 15, 1994, Standard Poor's Corporation
("Standard & Poor's"), Moody's Investors Service, Inc.
("Moody's"),and Fitch Investors Service, Inc. ("Fitch") all downgraded their ratings of California's general obligation bonds. These bonds are usually sold in 20- to 30-year increments and used to finance the construction of schools, prisons, water systems and other projects. The ratings were reduced by Standard & Poor's from "A+" to "A", by Moody's from "Aa" to "A1", and by Fitch from "AA" to "A". Since
1991, when it had a "AAA" rating, the State's rating has been downgraded three times by all three ratings agencies. All three agencies cite the 1994-95 Budget Act's dependence on a "questionable" federal bailout to pay for the cost of illegal immigrants, the Propositions 98 guaranty of a minimum portion of State revenues for kindergarten through community college, and the persistent deficit requiring more borrowing as reasons for the reduced rating. Another concern was the State's reliance on a standby mechanism which could trigger across-the-board reductions in all State programs, and which could disrupt State operations, particularly in fiscal year 1995-96. However, a Standard & Poor's spokesman stated that, although the lowered ratings means California is aa riskier borrower, Standard & Poor's anticipates that the State will pay off its debts and not default. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised.

                 As a result of Orange County's Chapter 9 bankruptcy filing on December 6, 1994, Moody's has suspended the County's bond ratings, and Standard & Poor's has cut its rating of all Orange County debt from "AA-" to "CCC", a level below investment grade and an indication of high risk and uncertainty. Fitch does not rate Orange
County bonds. It is anticipated that as Orange County's credit and bond ratings fall, it will have difficulty in getting loans or selling its bonds to raise money. Additionally, the County's bankruptcy filing could affect about 180 municipalities, school districts and other municipal entities which entrusted billions of dollars to Orange County to invest. Standard & Poor's has informed such entities that they have been placed on negative credit watch, the usual step prior to a downgrade of credit rating.

                 The Sponsor believes the information summarized above describes some of the more significant aspects relating to the California Trust. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Massachusetts Trust

                 Risk Factors.The Commonwealth of Massachusetts and certain of its cities and towns have at certain times in the recent past undergone serious financial difficulties which have adversely affected and, to some degree, continue to adversely affect their credit standing. These financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding bonds issued by the Commonwealth or its public authorities or municipalities, including the Bonds deposited in the Trust. The following description highlights some of the more significant financial problems of the Commonwealth and the steps taken to strengthen its financial condition.

                 The effect of the factors discussed below upon the ability of Massachusetts issuers to pay interest and principal on their obligations remains unclear and in any event may depend on whether the obligation is a general or revenue obligation bond (revenue obligation bonds being payable from specific sources and therefore generally less affected by such factors) and on what type of security is provided for the bond. In order to constrain future debt service costs, the Executive Office for Administration and Finance established in November, 1988 an annual fiscal year limit on capital spending of $925 million, effective fiscal 1990. In January, 1990, legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth (excluding the Fiscal Recovery Bonds discussed below). It should also be noted that Chapter 62F of the Massachusetts General Laws establishes a state tax revenue growth limit and does not exclude principal and interest due on Massachusetts debt obligations from the scope of the limit. It is possible that other measures affecting the taxing or spending authority of Massachusetts or its political subdivisions may be approved or enacted in the future.

                 The Commonwealth has waived its sovereign immunity and consented to be sued under contractual obligations including bonds and notes issued by it. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

                 Cities and Towns. During recent years limitations were placed on the taxing authority of certain Massachusetts governmental entities that may impair the ability of the issuers of some of the Bonds in the Massachusetts Trust to maintain debt service on their obligations. Proposition 2.5, passed by the voters in 1980, led to large reductions in property taxes, the major source of income for cities and towns. As a result, between fiscal 1981 and fiscal 1989, the aggregate property tax levy declined in real terms by 15.6%.

                 Since Proposition 2.5 did not provide for any new state or local taxes to replace the lost revenues, in lieu of substantial cuts in local services, the Commonwealth began to increase local aid expenditures. In 1981 constant dollars, total direct local aid expenditures increased by 58.5% between fiscal years 1981 and 1989, or 5.9% per year. During the same period, the total of all other local revenue sources declined by 5.87% or 0.75% per year. Despite the substantial increases in local aid from fiscal 1981 to fiscal 1989, local spending increased at an average rate of 1% per year in real terms.
Direct local aid for fiscal 1987, 1988, and 1989 was $2.601 billion, $2.769 billion, and $2.961 billion, respectively. Direct local aid declined in the three subsequent years to $2.937 billion in fiscal 1990, $2.608 billion in 1991 and $2.328 billion in 1992 and increased to $2.547 billion in 1993. It is estimated that fiscal 1994 expenditures for direct local aid will be $2.737 billion, which is an increase of approximately 7.5% above the fiscal 1993 level. The additional amount of indirect local aid provided over and above the direct local aid is estimated to have been $1.313 billion in fiscal 1991, $1.265 billion in fiscal 1992 and $1.717 billion in fiscal 1993 and is estimated to be approximately $1.717 billion in fiscal 1994.

                 Many communities have responded to the limitations imposed by Proposition 2.5 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991, when 182 communities attempted votes on one of the three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) and 100 passed at least one question, adding $58.5 million of their levy limits. In fiscal 1992, 67 of 143 communities had successful votes totalling $31.0 million. In fiscal
1993, 83 communities attempted a vote; two-thirds of them (56) passed questions aggregating $16.4 million.

                 A statewide voter initiative petition which would effectively mandate that, commencing with fiscal 1992, no less than 40% of receipts from personal income taxes, sales and use taxes, corporate excise taxes and lottery fund proceeds be distributed to certain cities and towns in local aid was approved in the general election held November 6, 1990. Pursuant to this petition, the local aid distribution to each city or town was to equal no less than 100% of the total local aid received for fiscal 1989. Distributions in excess of fiscal 1989 levels were to be based on new formulas that would replace the current local aide distribution formulas. If implemented in accordance with its terms (including appropriation of the necessary funds), the petition as approved would shift several hundred million dollars to direct local aid. However, local aid payments explicitly remain subject to annual appropriation, and fiscal 1992 and fiscal 1993 appropriations for local aid did not meet, and fiscal 1994 appropriations for local aid do not meet, the levels set forth in the initiative law.

                 Pension Liabilities. The Commonwealth had funded its two pension systems on essentially a pay-as-you-go basis. The funding schedule is based on actuarial valuations of the two pension systems as of January 1. 1990, at which time the unfunded accrued liability for such systems operated by the Commonwealth (and including provision for Boston teachers) totalled $8.865 billion. The unfunded liability for the Commonwealth related to cost of living increases for local retirement systems was estimated to be an additional $2.004 billion as of January 1, 1990. An actuarial valuation as of January 1, 1992 shows that, as of such date, the total unfunded actuarial liability for such systems, including cost-of-living allowances, was approximately $8.485 billion representing a reduction of approximately $2.383 billion from January 1, 1990.

                 The amount in the Commonwealth's pension reserve, established to address the unfunded liabilities of the two state systems, has increased significantly in recent years due to substantial appropriations and changes in law relating to investment of retirement system assets. Total appropriations and transfers to the reserve in fiscal years 1985, 1986, 1987 and 1988 amounted to approximately
$680 million.  Comprehensive pension legislation approved in January
1988 committed the Commonwealth, beginning in fiscal 1989, to normal cost funding of its pension obligations and to a 40-year amortization schedule for its unfunded pension liabilities. Total pension costs increased from $659.7 million in fiscal 1989 to $868.2 million in fiscal 1993. Pension funding is estimated to be $951.0 million in fiscal year 1994. As of June 30, 1993, the Commonwealth's pension reserves had grown to approximately $3.877 billion.

                 State Budget and Revenues. The Commonwealth's Constitution requires, in effect, that its budget be balanced each year. The Commonwealth's fiscal year ends June 30. The General Fund is the Commonwealth's primary operating fund; it also functions as a residuary fund to receive otherwise unallocated revenues and to provide monies for transfers to other funds as required. The condition of the General Fund is generally regarded as the principal indication of whether the Commonwealth's operating revenues and expenses are in balance; the other principal operating funds (the Local Aid Fund and the Highway Fund) are customarily funded to at least a zero balance.

                 Limitations on Commonwealth tax revenues have been established by enacted legislation and by public approval of an initiative petition which has become law. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition does not exclude debt service on the Commonwealth's notes and bonds from the limits. State tax revenues in fiscal 1988 through fiscal 1993 were lower than the limits. The Executive Office for Administration and Finance currently estimates that state tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal 1994.

                 Budgeted expenditures for fiscal 1989 totalled approximately $12.643 billion. Budgeted revenues totalled approximately $11.970 billion, approximately $672.5 million less than total expenditures. Under the budgetary basis of accounting, after taking account of certain fund balances, fiscal 1989 ended with a deficit of $319.3 million. Under the GAAP basis of accounting, excluding fiduciary accounts and enterprise funds, the Commonwealth ended fiscal 1989 with a deficit of $946.2 million. This deficit reflected an operating gain in the capital projects funds due to the additional borrowing to reduce prior year deficits. If the capital project funds are excluded, the Comptroller calculated a GAAP deficit of $1.002 billion in fiscal 1989.

                 Fiscal 1989 tax revenues were adversely affected by the economic slowdown that began in mid-1988. In June, 1988, the fiscal 1989 tax revenue estimate was for 10.9% growth over fiscal 1988.
Fiscal 1989 ended with actual tax revenue growth of 6.5%.

                 The fiscal 1989 budgetary deficit caused a cash deficit in the Commonwealth operating accounts on June 30, 1989 in the amount of approximately $450 million. The State Treasurer was forced to defer until early July certain fiscal 1989 expenditures including the payment of approximately $305 million in local aid due June 30, and with legislative authorization, issued temporary notes in July in the amount of $1.1 billion to pay fiscal 1989 and fiscal 1990 costs.

                 Fiscal year 1990 resulted in total expenditures of approximately $13.260 billion. Budgeted revenues and other services for fiscal 1990 were approximately $12.008 billion. Tax revenues for fiscal 1990 were approximately $8.517 billion, a decrease of approximately $314 million or 3.6% from fiscal 1989. The
Commonwealth suffered an operating loss of approximately $1.25 billion and ended fiscal 1990 with a budgetary deficit of $1.104 billion. The Commonwealth had a cash surplus of $99.2 million on June 30, 1990 as a result of deferring until fiscal 1991 the payment of approximately $1.26 billion of local aid due June 30, 1990.

                 On July 28, 1990, the legislature enacted Chapter 151 which provides, among other matters, for the Commonwealth Fiscal Recovery Loan Act of 1990 and grants authorization for the Commonwealth to issue bonds in an aggregate amount up to $1.42 billion for purposes of funding the Commonwealth's fiscal 1990 deficit and certain prior year Medicaid reimbursement payments. Chapter 151 also provides for the establishment of the Commonwealth Fiscal Recovery Fund, deposits for which are derived from a portion of the Commonwealth's personal income tax receipts, are dedicated for this purpose and are to be deposited in trust and pledged to pay the debt service on these bonds. Under Chapter 151, the Commonwealth issued $1.363 billion of Dedicated Income Tax Bonds to cover the anticipated fiscal 1990 deficit.

                 Total expenditures for fiscal 1991 are estimated to have been $13.659 billion. Total revenues for fiscal 1991 are estimated to have been $13.634 billion, resulting in an estimated $21.2 million operating loss. Application of the adjusted fiscal 1990 fund balances of $258.3 million resulted in a final fiscal 1991 budgetary surplus of $237.1 million. State finance law required that approximately $59.2 million of the fiscal year surplus be placed in the Stabilization Fund described above. Amounts credited to the Stabilization Fund are not generally available to defray current year expenses without subsequent specific legislative authorization.

                 After payment in full of the local aid distribution of $1.018 billion due on June 28, 1991, retirement of all of the Commonwealth's outstanding commercial paper and repayment of certain other short-term borrowing, as of the period of fiscal 1991, the Commonwealth had a cash balance of $182.3 million. The fiscal 1991 year-end cash position compared favorably to the Commonwealth's cash position at the end of the prior fiscal year, June 30, 1990, when the Commonwealth's cash shortfall would have exceeded $1.1 billion had payment of local aid not been postponed.

                 Upon taking office in January 1991, the new Governor undertook a comprehensive review of the Commonwealth's budget.
Based on projected spending of $14.105 billion, it was then estimated that $850 million in budget balancing measures would be needed prior to the close of fiscal 1991. At that time, estimated tax revenues were revised to $8.845 billion, $903 million less than was estimated at the time the fiscal 1991 budget was adopted. The Governor proposed a series of legislative and administrative actions, designed to eliminate the projected deficit. The legislature adopted a number of the Governor's recommendations and the Governor took certain other administrative actions, not requiring legislative approval, including $65 million in savings from the adoption of a state employee furlough program. It is estimated that spending reductions achieved through savings incentives and withholding of allotments totalled $484.3 million in the aggregate for fiscal 1991.

                 In addition to recommending spending reductions to close the projected budget deficit, the administration, in May 1991, filed an amendment to its Medicaid state plan that enabled it to claim 50% Federal reimbursement on uncompensated care payments provided to certain hospitals in the Commonwealth.

                 In fiscal 1992, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It is the largest item in the Commonwealth's budget. It has also been one of the fastest growing budget items. During fiscal years 1989, 1990 and 1991, Medicaid expenditures were $1.83 billion, $2.12 billion and $2.77 billion, respectively. A substantial amount of expenditures in recent years was provided through supplemental appropriations, repeating the experience that Medicaid expenditures have exceeded initial appropriation amounts. These annual amounts, however, do not take account of the practice of retroactive settlement of many provider payments after audit review and certification by the Rate Setting Commission. In fiscal 1990, payments of approximately $488 million were made to hospitals and nursing homes for rate settlements dating back as far as 1980, through the Medical Assistance Liability Fund established to fund certain Medicaid liabilities incurred, but not certified for payment, in prior years. This amount is not factored into the annual totals for Medicaid expenditures listed above. Including retroactive provider settlements, Medicaid expenditures for fiscal 1992 were $2.818 billion and for fiscal 1993 were $3.151 billion. The Executive Office for Administration and Finance estimates that fiscal 1994 Medicaid expenditures will be approximately $3.252 billion, an increase of 3.9% over fiscal 1993 expenditures. For fiscal 1994, no supplemental Medicaid appropriations are currently expected to be necessary. The Governor had proposed a managed care program to be implemented commencing in January, 1992 in order to address the considerable annual cost increases in the Medicaid program. Medicaid is presently 50% funded by federal reimbursements.

                 In fiscal 1992, total revenues and other sources of the budgeted operating funds totalled $13.728 billion, an increase over fiscal 1991 revenues of .7%. (Actual fiscal 1992 tax revenues exceeded original estimates and totalled $9.484 billion, an increase over fiscal 1991 collections of 5.4%). Fiscal 1992 expenditures and other uses of budgeted operating funds totalled approximately $13.420 billion, a decrease from fiscal 1991 expenditures by 1.7%. Fiscal year 1992 revenues and expenditures resulted in an operating gain of $312.3 million. Through the use of the prior year ending fund balances of $312.3 million, fiscal 1992 budgetary fund balances totalled $549.4 million. Total fiscal 1992 spending authority continued into fiscal 1993 is $231.0 million.

                 After payment in full of the quarterly local aid distribution of $514 million due on June 30, 1992, retirement of the Commonwealth's outstanding commercial paper (except for approximately $50 million of bond anticipation notes) and certain other short-term borrowings, as of June 30, 1992, the Commonwealth showed a year-end cash position of approximately $731 million for fiscal year 1992. The ending balance compares favorably with the cash balance of $182.3 million at the end of fiscal 1991. As of June 1993, the Commonwealth showed a year-end cash position of $622.2 million for fiscal year 1993. As of January 19, 1994, the Commonwealth estimates a 1994 year-end cash position of approximately $725.4 million.

                 The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totalled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

                 Commonwealth budgeted expenditures and other used in fiscal 1993 totalled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budget expenditures.

                 On July 19, 1993, the Governor signed into law the budget for fiscal 1994, totalling $15.463 billion. This represented a $694 million increase over the then estimated budgeted expenditures of $14.976 billion for fiscal 1993. On January 14, 1994, the Governor signed into law supplemental appropriations totalling approximately $157.9 million. Including an additional $8.1 million in fiscal 1994 supplemental appropriation recommendations that the Governor plans to file, and an approximate $100 million contingency reserve in fiscal 1994 for possible additional spending, fiscal 1994 budgeted expenditures are currently estimated to be approximately $15.716 billion. Budgeted revenues and other sources to be collected in fiscal 1994 are estimated to be approximately $15.535 billion, which includes tax revenues of approximately $10.694 billion (as compared to $9.930 billion in fiscal 1993). This budget includes $175 million as part of an education reform bill passed by the legislature. The fiscal 1994 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. As of January 10, 1994, the Legislature had overridden $21.0 million of the Governor's vetoes relating to the fiscal 1994 budget. Commonwealth expenditures and other uses in fiscal 1994 are currently estimated to be approximately $15.500 billion, which is $788 million or approximately 5.36% higher than those of fiscal 1993. Based on currently estimated revenues and expenditures, the Executive Office for Administration and Finance projects a fiscal 1994 ending balance of approximately $382.0 million, of which approximately $315.5 million will be in the Stabilization Fund.

                 On July 19, 1993, a 60-day hiring freeze on all executive branch agencies was instituted to help ensure that agency expenditures remain within their fiscal 1994 budget authorizations. On August 16, 1993, the Commonwealth announced that approximately
1,280 state employees would be laid off in the near future, in addition to approximately 350 employees already laid off in fiscal 1994.

                 On January 21, 1994, the Governor presented his
Budget Submission for fiscal year 1995 providing for expenditures of $16.14 billion, a $424 million, or 2.7%, increase over current fiscal year 1994 projections. These proposed expenditures for fiscal year
1995 include direct local aid of $2.997 billion. This budget is based on total anticipated revenues of $16.144 billion, which represents a $609 million, or 3.9%, increase over fiscal year 1994 estimates. The Governor's budget recommendation is based on a tax revenue estimate of $11.226 billion, an increase of approximately 5.0%, as compared to currently estimated fiscal 1994 tax revenues of $10.694 billion.

                 The liabilities of the Commonwealth with respect to outstanding bonds and notes payable as of January 1, 1994 totalled
$12.555 billion. These liabilities consisted of $8.430 billion of general obligation debt, $1.036 billion of dedicated income tax debt (the Fiscal Recovery Bonds), $104 million of special obligation debt, $2.742 billion of supported debt, and $243 million of guaranteed debt.

                 Capital spending by the Commonwealth was approximately $595 million in fiscal 1987, $632 million in fiscal 1988 and $971 million in fiscal 1989. In November 1988, the Executive
Office for Administration and Finance established an administrative limit on state financed capital spending in the Capital Projects Funds of $925.0 million per fiscal year. Capital expenditures decreased to $936 million, $847 million, $694.1 million and $575.9 million in fiscal 1990, 1991, 1992 and 1993, respectively. Capital expenditures are projected to increase to $886.0 million in fiscal 1994. The growth in capital spending accounts for a significant rise in debt service during the period. Payments for the debt service on Commonwealth general obligation bonds and notes have risen at an average annual rate of 20.4% from $649.8 million in fiscal 1989 to $942.3 million in fiscal 1991. Debt Service payments in fiscal 1992 were $898.3 million, representing a 4.7% decrease from fiscal 1991. This decrease resulted from a $261 million one-time reduction achieved through the issuance of refunding bonds in September and October of 1991. Debt service expenditures were $1.139 billion for fiscal 1993 and are projected to be $1.220 billion for fiscal 1994. These amounts represent debt service payments on direct Commonwealth debt and do not include debt service on notes issued to finance the fiscal 1989 deficit and certain Medicaid-related liabilities, which were paid in full from non-budgeted funds. Also excluded are debt service contract assistance to certain state agencies and the municipal school building assistance program projected to total of $359.7 million in the aggregate in fiscal 1994. In addition to debt service on bonds issued for capital purposes, the Commonwealth is obligated to pay the principal of and interest on the Fiscal Recovery Bonds described above. The estimated debt service on such bonds currently outstanding (a portion of which were issued as variable rate bonds) ranges from approximately $279 million (interest only) in fiscal 1994 through fiscal 1997 and approximately $130 million in fiscal 1998, at which time the entire amount of the Fiscal Recovery Bonds will be retired.

                 In January 1990 legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal
1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds) of the Commonwealth. This law may be amended or appealed by the legislature or may be superseded in the General Appropriation Act for any year. From fiscal year 1987 through fiscal year 1994 estimated this percentage has been substantially below the limited established by this law.

                 Legislation enacted in December 1989 imposes a limit on the amount of outstanding direct bonds of the Commonwealth. The limit for fiscal 1994 is $7.872 billion. The law provides that the limit for each subsequent fiscal year shall be 105% of the previous fiscal year's limit. The Fiscal Recovery Bonds will not be included in computing the amount of bonds subject to this limit.

                 In August 1991, the Governor announced a five-year capital spending plan. The plan, which represents the Commonwealth's first centralized multi-year capital plan, sets forth, by agency, specific projects to receive capital spending allocations over the next five fiscal years and annual capital spending limits. Capital spending by the Commonwealth, which exceeded $900 million annually in fiscal 1989, 1990 and 1991, declined to $694.1 million in fiscal 1992 and $575.9 in fiscal 1993. For fiscal 1994 through 1998, the plan forecasts annual capital spending for the Commonwealth of between $813 million and $886 million per year, exclusive of spending by the Massachusetts Bay Transit Authority. Total expenditures are forecast at $4.25 billion, an amount less than the total amount of agency capital spending requests for the same period. Planned spending is also significantly below legislatively authorized spending levels.

                 Unemployment. From 1980 to 1989, the Massachusetts unemployment rate was significantly lower than the national average. The Massachusetts unemployment rate averaged 9.0%, 8.5% and 6.9% in calendar 1991, 1992 and 1993, respectively. The Massachusetts unemployment rate in December, 1993 was 6.3% as compared to 6.6% for November, 1993 and 8.6% for December of 1992, although the rate has been volatile throughout this period. The Massachusetts unemployment rate in January and February, 1994 was 7.2% and 6.4%, respectively; these rates are not comparable to prior rates due to a new rate computation which became effective in 1994.

                 The balance in the Massachusetts Unemployment Compensation Trust Fund had been exhausted as of September 1991 due to the continued high levels of unemployment. As of December
31, 1992, the Massachusetts Unemployment Compensation Trust Fund balance was in deficit by $377 million. As of November 30, 1993, the Fund was in deficit by $163 million. The deficit is now expected to be approximately $120 million by the end of calendar 1993. Benefit payments in excess of contributions are being financed by use of repayable advances from the federal unemployment loan account. Legislation enacted in May 1992 increased employer contributions in order to reduce advances from the federal loan account. The additional increases in contributions provided by the new legislation should result in a positive balance in the Unemployment Compensation Trust Fund by the end of December 1994 and rebuild reserves in the system to over $1 billion by the end of 1996.

                 Litigation.  The Attorney General of the
Commonwealth is not aware of any cases involving the Commonwealth which in his opinion would affect materially its financial condition. However, certain cases exist containing substantial claims, among which are the following:

                 The United States has brought an action on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor.
The Massachusetts Water Resources Authority (the "MWRA") has assumed primary responsibility for developing and implementing a court approved plan and time table for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that total cost of construction of the waste water facilities required under the court's order as approximately $3.5 billion in current dollars. Under the Clean Water Act, the Commonwealth may be liable for any costs of complying with any judgment in this case to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

                 In a recent suit filed against the Department of Public Welfare, plaintiffs allege that the Department has unlawfully denied personal care attendant services to severely disabled Medicaid recipients. The Court has denied plaintiffs' motion for a preliminary injunction and has not yet acted on plaintiffs' motion for reconsideration of that decision. If plaintiffs prevail on their claims, the suit could cost the Commonwealth as much as $200 million.

                 In a suit filed against the Commissioner of Revenue, plaintiffs challenge the inclusion of income from tax exempt obligations in the measure of the bank excise tax. The Appellate Tax Board issued a finding of fact and report in favor of the Commissioner of Revenue on September 30, 1993. An appeal has been filed. Approximately
$400 million is at issue.

                 There are also several tax matters in litigation which may result in an aggregate liability in excess of $195 million.

                 Ratings. Beginning on May 17, 1989, Standard & Poor's downgraded its ratings on Massachusetts general obligation bonds and certain agency issues from AA+ to AA. The ratings were downgraded three additional times to a low of BBB on December 31, 1989. On July 14, 1989, Standard & Poor's also downgraded its rating on temporary general obligation notes and various agency notes from SP-1 + to SP-1 and on general obligation short-term notes and on short-term agency debt from SP-1 to SP-2. Bonds rated BBB may have speculative characteristics. The rating remained at BBB until September 9, 1992 when Standard & Poor's raised its rating to A. At this same time, such bonds were removed from CreditWatch. On
October 14, 1993, Standard & Poor's raised its rating from A to A+.

                 On June 21, 1989, Moody's Investors Service downgraded its rating on Massachusetts general obligation bonds Aa to
A. The ratings were further reduced on two occasions to a low on March 19, 1990 of Baa where it remained until September 10, 1992 when Moody's increased its rating to A.

                 Fitch Investors Service, Inc. lowered its rating on the Commonwealth's bonds from AA to A on September 29, 1989. As of
December 5, 1991, its qualification of the bonds changed from Uncertain Trends to Stabilizing Credit Trend. On October 13, 1993, Fitch Investors raised its rating from A to A+.

                 Ratings may be changed at any time and no assurance can be given that they will be not be revised or withdrawn by the rating agencies, if in their respective judgments, circumstances should warrant such action. Any downward revision or withdrawal of a rating could have an adverse effect on market prices of the bonds.

                 The Sponsor is unable to predict what effect, if any, such factors may have on the Bonds in the Massachusetts Trust. Nevertheless, investors should be aware that if there should be a financial crisis relating to Massachusetts, its public bodies or municipalities (including the city of Boston), the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities, including the Bonds in the Massachusetts Trust, could be adversely affected.

New York Trust

New York State


                 The State's current fiscal year commenced on April 1, 1994, and ends in March 31, 1995, and is referred to herein as the State's 1994-95 fiscal year. The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

                 The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

                 The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

                 The State Division of the Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.

                 As noted above, the financial condition of the State is affected by several factors, including the strength of the State and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.
Any such recurring imbalance would be exacerbated if the State were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

                 The 1994-95 State Financial Plan contains actions that provide nonrecurring resources or savings, as well as actions that impose nonrecurring losses of receipts or costs. It is believed that the net positive effect of nonrecurring actions represents considerably less than one-half of one percent of the State's General Fund, an amount significantly lower than the amount included in the State Financial Plans in recent years; it is believed that those actions do not materially affect the financial condition of the State. In addition to those nonrecurring actions, the 1994-95 State Financial Plan reflects the use of $1.026 billion in the positive cash margin carried over from the prior fiscal year, resources that are not expected to be available in the State's 1995-96 fiscal year.

                 The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1994-95 fiscal year, the General Fund is expected to account for approximately 52 percent of total governmental-fund receipts and 51 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

                 New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

                 The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund service account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

                 Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the Local Government Assistance
Corporation ("LGAC") program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated
General Fund cash-basis deficit during the 1994-95 fiscal year.

                 Before the deposit of $1.140 billion in the tax refund service account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

                 Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal.

                 In certain prior fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline and the resultant delay in the State's Spring borrowing has in certain prior years delayed the projected receipt by the City of State aid, and there can be no assurance that State budgets in the future fiscal years will be adopted by the April 1 statutory deadline.

                 The State has noted that its forecasts of tax receipts have been subject to variance in recent fiscal years. As a result of these uncertainties and other factors, actual results could differ materially and adversely from the State's current projections and the State's projections could be materially and adversely changed from time to time. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

                 Ratings on general obligation bonds of the State of New York were lowered by Standard & Poor's Corporation and
Moody's Investors Service during 1990 from AA- to A and Aa to A, respectively. On January 6, 1992, Moody's Investors Service lowered its rating on certain appropriations-backed debt of New York State to Baa1 from A. The agency cited the failure of Governor Mario M.
Cuomo and New York State lawmakers to close New York's current year budget gap. Moody's Investors Services also placed the general obligation, State guaranteed and New York local Municipal Assistance Corporation Bonds under review for possible downgrade in coming months. In addition, on January 13, 1992, Standard & Poor's Corporation lowered its rating on general obligation debt and guaranteed debt to A- from A. Standard & Poor's Corporation also downgraded its rating on variously rated debt, State moral obligations, contractual obligations, lease purchase obligations and other State guarantees. Additional reductions in ratings could result in a loss to Unit holders.

                 As of March 31, 1994, the State had approximately $5.370 billion in general obligation bonds, excluding refunding bonds and $294 million in bond anticipation notes outstanding. On May 24, 1993, the State issued $850 million in tax and revenue anticipation notes, all of which matured on December 31, 1993. Principal and interest due on general obligation bonds and interest due on bond anticipation notes and on tax and revenue anticipation notes were $782.5 million for the 1993-94 fiscal year, and are estimated to be $786.3 million for the 1994-95 fiscal year. These figures do not include interest on refunding bonds issued in July 1992, to the extent that such interest is to be paid from escrowed funds.


State Authorities

                 The fiscal stability of the State is related to the fiscal stability of its authorities, which generally have responsibility for financing, constructing, and operating revenue-producing benefit facilities. Certain authorities of the State, including the State Housing Finance Agency ("HFA"), the Urban Development Corporation
("UDC") and the Metropolitan Transportation Authority ("MTA") have faced and continue to experience substantial financial difficulties which could adversely affect the ability of such authorities to make payments of interest on, and principal amounts of, their respective bonds. Should any of its authorities default on their respective obligations, the State's access to public credit markets could be impaired. The difficulties have in certain instances caused the State (under its so-called "moral obligation") to appropriate funds on behalf of the authorities.
Moreover, it is expected that the problems faced by these authorities will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those authorities having financial difficulties to meet their obligations (including HFA, UDC and MTA) could result in a default by one or more of the authorities. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting authority. In addition, any default in payment of any general obligation of any authority whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

                 The fiscal stability of the State is related to the fiscal stability of its authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. The authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1992, there were 18 authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including bonds, of these 18 authorities was
63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State supported debt was $21.1 billion as State-related debt was $29.4 billion.

                 The authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing.
In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise for debt service. This assistance is expected to continue to be required in future years.

                 The MTA oversees the operation of New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit operating (collectively, the "Transit Authority" or the "TA"). Through MTA's subsidiaries, the Long Island Railroad Company, the Metro-North
Commuter Railroad Company and the Metropolitan Suburban Bus
Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of Federal, State, local government and TBTA support, including loans, grants and operating subsidies.
Over the past several years, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA (the"Metropolitan Transportation Region") and a special one-quarter of 1% regional sales and use tax, that provide additional revenues for mass transit purposes including assistance to the MTA, the surcharge, which expires in November
1995, yielded $507 million in calendar year 1992, of which the MTA was entitled to receive approximately 90 percent, or approximately
$456 million. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

                 In 1993, State legislation authorized the refunding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through the dedication of State petroleum business taxes.

                 There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

                 The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The Housing Finance Agency ("HFA") and the
Urban Development Corporation ("UDC") have in the past required substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities whose local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional
State funds.


New York City and Other Localities

                 The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and publishing.

                 The national economic recession which began in July
1990 has adversely impacted the City harder than almost any other political jurisdiction in the nation. As a result, the City, with approximately 3 percent of national employment, has lost approximately
20 percent of all U.S. jobs during the recent economic downturn and, consequently, has suffered erosion of its local tax base. In total, the City private sector employment has plummeted by approximately
360,000 jobs since 1987. But, after nearly five years of decline, the City appears to be on the verge of a broad-based recovery which will lift many sectors of the local economy. Most of the nascent local recovery can be attributed to the continued improvement in the U.S. economy, but a great deal of the strength expected in the City economy will be due to local factors, such as the heavy concentration of the securities and banking industries in the City. The current forecast calls for modest employment growth of about 20,000 a year (0.6 percent) on average through 1998 with some slowing but still positive growth in employment in 1995-96 as U.S. growth slows (local job gains slow from 25,000 to around 10,000 per year).

                 During the most recent economic downturn, the City has faced recurring extraordinary budget gaps that have been addressed by undertaking one-time, one-shot budgetary initiatives to close then projected gaps in order to achieve a balanced budget as required by the laws of the State. For example, in order to achieve a balanced budget for the 1992 fiscal year, the City increased taxes and reduced services during the 1991 fiscal year to close a then projected gap of $3.3 billion in the 1992 fiscal year which resulted from, among other things, lower than expected tax revenue of approximately $1.4 billion, reduced State aid for the City of approximately $564 million and greater than projected increases in legally mandated expenditures of approximately $400 million, including public assistance and Medicare expenditures.
The gap-closing measures for fiscal year 1992 included receipt of $605 million from tax increases, approximately $1.5 billion of proposed service reductions and proposed productivity savings of $545 million.

                 Notwithstanding its recurring projected budget gaps, for fiscal years 1981 through 1993 the City achieved balanced operating results (the City's General Fund revenues and transfers reduced by expenditures and transfers), as reported in accordance with Generally Accepted Accounting Principles ("GAAP"), and the City's 1994 fiscal year results are projected to be balanced in accordance with GAAP.

                 The City's ability to maintain balanced budgets in the future is subject to numerous contingencies; therefore, even though the City has managed to close substantial budget gaps in recent years in order to maintain balanced operating results, there can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reduction in City services, which could adversely affect the City's economic base.

                 Pursuant to the laws of the State, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the New York State Financial Control
Board ("Control Board"). If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financing requirements, the Control Board would be required by State law to exercise powers, among others, of prior approval of City financial plans, proposed borrowings and certain contracts.

                 1995-1998 Financial Plan. On July 8, 1994, the City submitted to the Control Board the Financial Plan for the 1995-1998 fiscal years (the "1995-1998 Financial Plan or "Financial Plan"), which relates to the City, the Board of Education ("BOE") and the City Universiuty of New York ("CUNY"). The Financial Plan is based on the City's expense and capital budgets for the City's 1995 fiscal year, which were adopted on June 23, 1994.

                 The 1995-1998 Financial Plan projects revenues and expenditures for the 1995 fiscal year balanced in accordance with GAAP. The projections for the 1995 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.3 billion for the 1995 fiscal year, which include City actions aggregating $1.9 billion, a $288 million increase in State actions over the 1994 and 1995 fiscal years, and a $200 million increase in Federal assistance.
The City actions include proposed agency actions aggregating $1.1 billion, including productivity savings; tax and fee enforcement initiatives; service reductions; and savings from the restucturing of City services. City actions also include savings of $45 million resulting from proposed tort reform, the projected transfer to the 1995 fiscal year of $171 million of the projected 1994 fiscal year surplus, savings of $200 million for employee health care costs, $51 million in reduced pension costs, savings of $225 million from refinancing City bonds and $65 million from the proposed sale of certain City assets. The proposed savings for employee health care ocsts are subject to collective bargaining negotiation with the City's unions; the proposed savings from tort reform will require the approval of the State Legislature; and the $200 million increase in Federal assistance is subject to approval by Congress and the President.

                 The Financial Plan also set forth projections for the 1996 through 1998 fiscal years and outlines a proposed gap-closing program to close projected gaps of $1.5 billion, $2.0 billion and a $2.4 billion for the 1996 through 1998 fiscal years, respectively, after successful implementation of the $2.3 billion gap-closing program for the 1995 fiscal year.

                 The projections for the 1996 through 1998 fiscal years assume the extension by the State Legislature of the 14% personal income tax surcharge beyond calendar year 1995 and extension of the 12.5% personal income tax surcharge beyond calendar year 1996, resulting in combined revenues of $159 million, $633 million and $920 million in the 1996, 1997 and 1998 fiscal years, respectively. However, as part of the tax reduction program refected in the Financial Plan, the City is proposing the elimination of the 12.5% personal income tax surcharge when it expires at a cost of $184 million in fiscal year 1997 and$455 million in fiscal year 1998. The proposed gap-closing actions include City actions aggregating $1.2 billion, $1.5 billion and $1.7 billion in the 1996 through 1998 fiscal years, respectively; $275 million, $375 million and $525 million in proposed additional State actions in the 1996 through 1998 fiscal years, repectively, primarily from the proposed State assumption of certain Medicaid costs; and$100 million and $200 million in proposed additional Federal assistance in the 1997 and 1998 fiscal years, respectively. The proposed additional City actions, a substantial number of which are unspecified, include additional spending reductions, the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives, labor productivity initiatives, and the proposed privatization of City sewage treatment plants. Certain of these initiatives may be subject to negotiation with the City's municipal unions. Various actions proposed in the Financial Plan for the 1996-1998 fiscal years, including the proposed state actions, are subject to approval by Congress and the President. The State Legislature has in previous legislative sessions failed to approve certain of the City's proposals for the State assumption of certain Medicaid costs and mandate relief, thereby increasing the uncertainty as to the receipt of the State assistance included in the Financial Plan. In addition, the Financial Plan assumes the continuation of the current assumption with respect to wages for City employees and the assumed 9% earnings on pension fund assets for the 1994 fiscal year are expected to be substantially below the 9% assumed rate, which will increase the City's future pension contributions. In addition, a review of the pension fund earnings assumptions is currently being conducted which could firther increase the City's future pension contributions. In addition, a review of the pension fund earnings assumptions is currently being conducted which could further increse the City's future pension contributions by a substantial amount.

                 The City expects that tax revenue for the 1994 fiscal year will be approximaately $65 million less than forecast in the 1994 Modification, primarily due to shortfalls in the personal income tax and sales tax,and that expenditures will be approximately $25 million greater than forecast. Accordingly, the $171 million of the projected surplus for the 1994 fiscal year, which is currently projected in the 1994 Modification and the Financial Plan to be transferred to the 1995 fiscal year will decrease to 81 million. As a result, the City will reduce expenditures for the 1995 fiscal year to offset this decrease, which is expected to be reflected in the first quarter modification to the Financial Plan. In addition, the Financial Plan assumes that a special session of the State Legislature, which may take place in the near future, will enact, and the Governor will sign, State legislation relating to the proposed tort reform, which would save the City $45 million in payments for tort liability in fiscal year 1995, and certain anticipated improvements in fine and fee collections forecast to earn $25 million in City revenue in fiscal year 1995, and that the State Legislature will not enact proposed legislation mandataing additional pension benefits for City retirees costing the City approximately $200 million annually.
To address these and other possible contingencies, on July 11, 1994, the Mayor stated that he will reserve $100 million from authorized spending by City agencies in fiscal year 1995 in addition to the existing general reserrves of $150 million. In addition, the City has identified a $360 million contingency program for the 1995 fiscal year, primarily consisting of layoffs and service reductions.

                 Actions to Close the Gaps. The 1995-1998 Financial
Plan reflects a program of proposed actions by the City, State and Federal governments to close the gaps between projected revenues and expenditures of $1.5 billion, $2.0 billion and $2.4 billion for the 1996, 1997 and 1998 fiscal years, respectively.

                 City gap-closing actions total $1.2 billion in the 1996 fiscal year, $1.5 billion in the 1997 fiscal year and $1.7 billion in the 1998 fiscal year. These actions, a substantial number of which are unspecified, include additional spending reductions, aggregate $501 million, $598 million and $532 million in the 1996 through 1998 fiscal years, respectively; government efficiency initiatives aggregating $50 million, $100 million and $150 million in the 1996 through 1998 fiscal years, respectively; labor productivity initiatives, aggregating $250 million in each of the 1996 through 1998 fiscal years; and a proposed privatiztion of City seewage treatment plants which would result in revenues of $200 million in each of the 1996 through 1998 fiscal years. Certain of these initiatives may besubject to negotiation with the City's municipal unions.

                 State actions proposed in the gap-closing program total $275 million, $375 million and $525 million in each of the 1996, 1997 and 1998 fiscal years, respectively. These actions include savings primarily from the proposed State assumption of certain Medicaid costs.

                 The Federal actions proposed in the gap-closing program are $100 million and $200 million in increased Federal assistance in fiscal years 1997 and 1998, respectively.

                 Various actions proposed in the Financial Plan, including the proposed increse in State aid, are subject to approval by the Governor and the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. State and Federal actions are uncertain and no assurance can be given that such actions will in fact be taken or that the savings that the City projects will ersult from these actions will be realized. The State Legislature failed to approve a substantial portion of the proposed State assumption of Medicaid costs in the last session. The Financial Plan assumes that these proposals will be approved by the State Legislature during the 1995 fiscal year and that the Federal government will increase its share of funding for the Medicaid program. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

                 Although the City has maintained balanced budgets in each of its last thirteen years, and is projected to achieve balanced operating results for the 1993 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                 Assumptions. The 1995-1998 Financial Plan is based on numerous assumptions, including the continuing improvement in the City's and the region's economy and a modest employment recvery during calendar year 1994 and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1995-1998
Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increses for City employees exceed the annual increases assumed for the 1995 through 1998 fiscal years; continuation of the 9% interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context, of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City, including the proposed State takeover of certain Mdeicaid costs and State mandate relief; the ability of HHC, BOE and other such agencies to maintain balanced budgets;
the willingness of the Federal government to provide Federal aid; approval of the proposed continuation of the personal income tax surcharge; adoption of the City's budgets by the City Council in substantially the forms submitted by the MAyor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, and teh success with which the City controls expenditures; savings for health care costs for City employees in the amounts projected in the Financial Plan; additional expenditures that may be incurred due to the requirements of certain legislation requiring minimum levels of funding for education; the impact on real estate tax revenues of the current weakness in the real estate market; the City's ability to market its securities successfully in the public credit markets; the level of funding required to comply with the Americans with Disabilities Act od 1990; and additional expenditures that may be incurred as a result of deterioration in the condition of the City's ifrastructure.

                 The projections and assumptions contained in the 1995-1998 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

                 Certain Reports. From time to time, the Control Board staff, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's Future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

                 On March 1, 1994, the City Comptroller issued a report on the state of the City's economy. The report concluded that, while the City's long recession is over, moderate growth is the best the City can expect, with the local economy being held back by continuing weakness in important international economies.

                 On July 11, 1994, the City Comptroller issued a report on the City's adopted budget for the 1995 fiscal year. The City Comptroller stated that if none of the uncertain proposals are implemented, the total risk could be as much as $763 million to $1.02 billion. risks which were identified as substantial risks include a possible $208 million to $268 million increase in overtime costs; approval by the State Legislature of a tort reform program to limit damage claims against the City, which would result in savings of $45 million; the $65 million proceeds from a proposed asset sale;
additional expenditures at Health and Hospitals Corporation totaling $60 million; and $60 million of increased pension contributions resulting from lower than assumed pension fund earnings. Additional possible risks include obtaining the agreement of municipal unions to the proposed reduction in City expenditures for health care costs by $200 million; uncertainties concerning the assumed improvement in the collection of taxes, fines and fees totaling $75 million; and uncertainty concerning the receipt of the $200 million of increased Federal aid projected for the 1995 fiscal year. The City Comptroller noted that there are a number of additional issues, including possible larger than projected expenditures for foster care and public assistance and the receipt of $100 million from assumed FICA refunds. The City
Comptroller has also stated in a report issued on June 8, 1994 that certain of the reductions in personnel and services proposed in the City's financial plan submitted to the Control Board on May 10, 1994
(the "May Financial Plan") will have long-term and, in some cases, severe consequences for City residents.



                 In addition, on July 11, 1994, the private members of the Control Board, Robert R. Kiley, Heather L. Ruth and Stanley S. Shuman, issued a statement which concluded that the 1995 fiscal year is not reasonalbly balanced and that further budget cuts are unavoidable in the next six months. In addition, the private members stated that the Financial Plan does not set forth a path to structural balance. The private members stated that, in order ot achieve this goal, City managers must be given fiscal targets they can be expected to meet;
solid new proposals must be developed that back up the savings the City has committed to achieve to balance future budgets; and the deferral of expenses to future years, through actions such as the sale of property tax receivables, stretching out pension contributions and delaying debt service payments through refundings, must stop. On July
11, 1994, the Control Board staff stated that the City faces risks of greater than $1 billion and $2 billion for the 1995 and 1996 fiscal years, respectively, and risks of approximately $3 billion for each of the 1997 and 1998 fiscal years.

                 Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except under certain circumstances, such as awards arrived at through impasse procedures.

                 On January 11, 1993, the City announced a settlement with a coalition of municipal unions, including Local 237 of the International Brotherhood of Teamsters ("Local 237"), District 37 of the American Federation of State, County and Municipal Employees ("District Council 37") and other unions covering approximately 44% of the City's workforce. The settlement, which has been ratified by the unions, includes a total net expenditure increase of 8.25% over a 39-month period, ending March 31, 1995 for most of these employees. On
April 9, 1993 the City announced an agreement with the Uniformed
Fire Officers Association (the"UFOA") which is consistent with the coalition agreement. The agreement has been ratified. The Financial
Plan reflects the costs associated with these settlements and provides for similar increases for all other City-funded employees.

                 The Financial Plan provides no additional wage increases for City employees after their contracts expire in the 1995 and 1996 fiscal years. Each 1% wage increase for all employees commencing in the 1995 and 1996 fiscal years would cost the City an additional $130 million for the 1995 fiscal year and $140 million for the 1996 fiscal year and $150 million each year thereafter above the amounts provided for in the Financial Plan.

                 The terms of eventual wage settlements could be determined through the impasse procedure in the New York City
Collective Bargaining Law, which can impose a binding settlement.

                 New York City Indebtedness. Outstanding indebtedness having an initial maturity greater than one year from the date of issuance of the City as of March 31, 1994 was $21,290,000 compared to $19,624,000 as of March 31, 1993.

                 A substantial portion of the capital improvement in the City are financed by indebtedness issued by the Municipal Assistance Corporation of the City of New York ("MAC"). MAC was organized in 1975 to provide financing assistance for the City and also to exercise certain review functions with respect to the City's finances. MAC bonds are payable out of certain State sales and compensating use taxes imposed within the City, State stock transfer taxes and per capita State aid to the City. Any balance from these sources after meeting MAC debt service and reserve fund requirements and paying MAC's operating expenses is remitted to the City or, in the case of stock transfer taxes, rebated to the taxpayers. The State is not, however, obligated to continue the imposition of such taxes or to continue appropriation of the revenues therefrom to MAC, nor is the State obligated to continue to appropriate the State per capita aid to the City which would be required to pay the debt service on certain MAC obligations. MAC has not taxing power and MAC bonds do not create an enforceable obligation of either the State or the City. As of March 31, 1994, MAC had outstanding an aggregate of approximately $4.071 billion of its bonds compared to $4.470 billion as of March 31, 1993.

                 On February 11, 1991, Moody's Investors Service lowered its rating on the City's general obligation bonds from A to Baa1. On July 2, 1993, Standard & Poor's reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such ratings depended upon the City's making further progress towards reducing budget gaps in the outlying years. In January 1995, Standard & Poor's reconfirmed its negative outlook and placed it on CreditWatch because of the City's accounting methods.


Litigation

                 The State is the subject of numerous legal proceedings relating to State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and where monetary damages sought are substantial. These proceedings could adversely affect the financial condition of the State in the 1994-95 fiscal years or thereafter.

                 In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any are not presently determinable, it is the State's opinion that its ultimate liability in htese cases is not expected to have a material adverse effect on the State's financial position in the 1994-95 fiscal year or thereafter.

Pennsylvania Trust

                 Potential purchasers of Units of the Trust should consider the fact that the Trust's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize the substantial risks associated with an investment in such securities. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal
1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993.

                 Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

                 Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (i) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. The district court has denied class certification to the ACLU, and the parties have stipulated to a judgment against the plaintiffs to allow plaintiffs to appeal teh denial of a class certification to the Third Circuit; (ii) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the Constitution of the Commonwealth but stayed judgment pending enactment by the legislature of funding consistent with the opinion and the legislature has yet to consider legislation implementing the judgment; (iii) several banks have filed suit against the Commonwealth contesting the constitutionality of a law enacted in 1989 imposing a bank shares tax; in July 1994, the Commonwealth
Court en banc upheld the constitutionality of the 1989 bank shares tax law but struck down a companion law to provide credits againsst the bank shares tax for new banks; cross appeals from that decision to the Pennsylvania Supreme Court have been filed; (iv) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts--the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial state (no available estimate of potential liability); (v) the ACLU has brought a class action on behalf of inmates challenging the conditions of confinement in thirteen of the Commonwealth's correctional institutions; a proposed settlement agreement has been submitted to the court and members of the class, but the court has not yet set a date for hearing on the terms of the agreement (no available estimate of potential cost of complying with the injunction sought but capital and personnel costs might cost millions of dollars) and (vi) a consortium of public interest law firms has filed a class action suit alleging that the Commonwealth has not complied with a federal mandate to provide screening, diagnostic and treatment services for all Medicaid-eligible children under 21; the district court denied class certification and has scheduled the case for trial (potentially liability estimated at between $9 million and $55 million); and (vii) litigation has been filed in federal court by the Pennsylvania Medical Society seeking payment of the full co-pay and deductible in excess of the maximum fees set under the Commonwealth's medical assistance program for outpatient services provided to medical assistance patients who were also eligible for Medicare; the Commonwealth received a favorable decision in the federal district court, but the Pennsylvania Medical Society won a reversal in the federal circuit court (potential liability estimated at $50 million per year).

                 The Commonwealth's general obligation bonds have been rated AA- by Standard & Poor's and A1 by Moody's for more than the last five years.

                 The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992.

                 The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and the Authority approved a five-year financial plan prepared by the City. On June 16, 1992, the Authority issued a $474,555,000 bond issue on behalf of the City. The Authority approved the latest update of the five-year financial plan on May 2, 1994. The City has reported a surplus of approximately
$15 million for fiscal year ending June 30, 1994. In July 1993, the Authority issued $643,430,000 of bonds to refund certain general obligation bonds of the City and to fund additional capital projects. In September 1993, the Authority issued $178,675,000 of bonds to advance refund certain of the bonds of the City and to fund additional capital projects.


The Units

                 On the date of this Prospectus, each Unit in a Trust represented a fractional undivided interest in the principal and net income of the Trust as set forth in the "Summary of Essential Information" in Part A. If any Units are redeemed by the Trustee, the principal amount of the Bonds in the affected Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in the affected Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement. (See "Amendment and Termination of the Trust Agreement-Termination".) References in this Prospectus to "Units" are to Units which represented the fractional undivided interest indicated in the "Summary of Essential Information" of Part A.


Estimated Current Return and Estimated Long-Term Return

                 Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis (as contrasted to a "dollar price" basis) at the lesser of the yield as computed to maturity of the bonds or to an earlier redemption date and which takes into account not only the interest payable on the bonds but also the amortization or accretion to a specified date of any premium over or discount from the par (maturity) value in the bond's purchase price. Since Units of the Trust are offered on a dollar price basis, the rate of return on an investment in Units of the Trust is stated in terms of "Estimated Current Return", computed by dividing the Net Annual
Income per Unit by the Public Offering Price per Unit. Any change in either the Net Annual Income per Unit or the Public Offering Price per Unit will result in a change in the Estimated Current Return. The Net Annual Income per Unit of a Trust is determined by dividing the total annual interest income of such Trust, less estimated annual fees and expenses of the Trustee, the Sponsor and the Evaluator, by the number of Units of such Trust outstanding. The Net Annual Income per Unit of a Trust will change as the income or expenses of such Trust changes and as Bonds are redeemed, paid, sold or exchanged. For a statement of the Net Annual Income per Unit and the Estimated Current Return Based on Public Offering Price, see Part A, "Summary of
Essential Information".

                 The Estimated Long-Term Return for a Trust is a measure of the return to the investor over the estimated life of a Trust. The Estimated Long-Term Return represents an average of the yields to maturity (or call) of the Bonds in a Trust's portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. In calculating Estimated Long-Term Return, the average yield for a Trust's portfolio is derived by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. Once the average portfolio yield is computed, this figure is then reduced to reflect estimated expenses and the effect of the maximum sales charge paid by investors. The Estimated Long-Term Return calculation does not take into account the difference in the timing of payments to Unitholders who choose the quarterly or semi-annual plan of distribution which will reduce the economic return compared to those who choose the monthly plan of distribution.

                 A Trust may experience expenses and portfolio charges different from those assumed in the calculation of Estimated Long-
Term Return.  There thus can be no assurance that the Estimated
Current Returns or Estimated Long-Term Returns quoted for a Trust will be realized in the future. Since both Estimated Current Return and Estimated Long-Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then-current market value of the underlying Bonds and may be higher or lower.


Taxes

                 The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

                 In the opinion of Davis Polk & Wardwell, special counsel for the Sponsor, under existing law:

                 The Trust is not an association taxable as a corporation for Federal income tax purposes, and income received by the Trust will be treated as the income of the Unit holders ("Holders") in the manner set forth below.

                 Each Holder will be considered the owner of a pro rata portion of each Bond in the State Trust under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended
(the "Code"). In order to determine the face amount of a Holder's pro rata portion of each Bond on the Date of Deposit, see "Aggregate Principal" under "Portfolio of Securities". The total cost to a Holder of his Units, including sales charges, is allocated to his pro rata portion of each Bond, in proportion to the fair market values thereof on the date the Holder purchases his Units, in order to determine his tax basis for his pro rata portion of each Bond. In order for a Holder who purchases his Units on the Date of Deposit to determine the fair market value of his pro rata portion of each Bond on such date, see "Cost of Securities to Trust" under "Portfolio of Securities".

                 Each Holder will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the State Trust. In the opinion of bond counsel (delivered on the date of issuance of each Bond), such interest will be excludable from gross income for regular Federal income tax purposes (except in certain limited circumstances referred to below). Amounts received by the State Trust pursuant to a bank letter of credit, guarantee or insurance policy with respect to payments of principal, premium or interest on a Bond in the State Trust will be treated for Federal income tax purposes in the same manner as if such amounts were paid by the issuer of the Bond.

                 The Trusts may contain Bonds which were originally issued at a discount ("original issue discount"). The following principles will apply to each Holder's pro rata portion of any Bond originally issued at a discount. In general, original issue discount is defined as the difference between the price at which a debt obligation was issued and its stated redemption price at maturity. Original issue discount on a tax-exempt obligation issued after September 3, 1982, is deemed to accrue as tax-exempt interest over the life of the obligation under a formula based on the compounding of interest. Original issue discount on a tax-exempt obligation issued before July 2, 1982 is deemed to accrue as tax-exempt interest ratably over the life of the obligation. Original issue discount on any tax-exempt obligation issued during the period beginning July 2, 1982 and ending September 3, 1982 is also deemed to accrue as tax-exempt interest over the life of the obligation, although it is not clear whether such accrual is ratable or is determined under a formula based on the compounding of interest. If a Holder's tax basis for his pro rata portion of a Bond issued with original issue discount is greater than its "adjusted issue price" but less than its stated redemption price at maturity (as may be adjusted for certain payments), the Holder will be considered to have purchased his pro rata portion of the Bond at an "acquisition premium." A Holder's adjusted tax basis for his pro rata portion of a Bond issued with original issue discount will include original issue discount accrued during the period such Holder held his Units. Such increases to the Holder's tax basis in his pro rata portion of the Bond resulting from the accrual of original issue discount, however, will be reduced by the amortization of any such acquisition premium.

                 If a Holder's tax basis for his pro rata portion of a Bond exceeds the redemption price at maturity thereof (subject to certain adjustments), the Holder will be considered to have purchased his pro rata portion of the Bond with "amortizable bond premium". The Holder is required to amortize such bond premium over the term of the Bond. Such amortization is only a reduction of basis for his pro rata portion of the Bond and does not result in any deduction against the Holder's income. Therefore, under some circumstances, a Holder may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.

                 A Holder will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the State Trust for an amount greater or less than his adjusted tax basis. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of a Holder's pro rata portion of a Bond acquired by the Holder at a "market discount" (i.e., where the Holder's original tax basis for his pro rata portion of the Bond (plus any original issue discount which will accrue thereon until its maturity) is less than its stated redemption price at maturity) would be treated as ordinary income to the extent the gain does not exceed the accrued market discount. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations. A Holder will also be considered to have disposed of all or part of his pro rata portion of each Bond when he sells or redeems all or some of his Units.

                 Under Section 265 of the Code, a Holder (except a corporate Holder) is not entitled to a deduction for his pro rata share of fees and expenses of the State Trust because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by a Holder to purchase or carry Units of the State Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. In addition, under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules may be applicable for state tax purposes.

                 From time to time proposals are introduced in Congress and state legislatures which, if enacted into law, could have an adverse impact on the tax-exempt status of the Bonds. It is impossible to predict whether any legislation in respect of the tax status of interest on such obligations may be proposed and eventually enacted at the Federal or state level.

                 The foregoing discussion relates only to Federal and certain aspects of New York State and City income taxes. Depending on their state of residence, Holders may be subject to state and local taxation and should consult their own tax advisers in this regard.

                              *  *  *  *  *

                 Interest on certain tax-exempt bonds issued after August 7, 1986 will be a preference item for purposes of the alternative minimum tax ("AMT"). The Sponsor believes that interest (including any original issue discount) on the Bonds should not be subject to the AMT for individuals or corporations under this rule. A corporate
Holder should be aware, however, that the accrual or receipt of tax-exempt interest not subject to the AMT may give rise to an alternative minimum tax liability (or increase an existing liability) because the interest income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code and will be taken into account for purposes of the environmental tax on corporations under Section 59A of the Code, which is based on an alternative minimum taxable income.

                 In addition, interest on the Bonds must be taken into consideration in computing the portion, if any, of social security benefits that will be included in an individual's gross income and subject to Federal income tax. Holders are urged to consult their own tax advisers concerning an investment in Units.

                 At the time of issuance of each Bond, an opinion relating to the validity of the Bond and to the exemption of interest thereon from regular Federal income taxes was or will be rendered by bond counsel. Neither the Sponsor nor Davis Polk & Wardwell nor any of the special counsel for state tax matters have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions. The tax exemption is dependent upon the issuer's (and other users') compliance with certain ongoing requirements, and the opinion of bond counsel assumes that these requirements will be complied with. However, there can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on the Bond could be determined to be taxable retroactively to the date of issuance.

                 In the case of certain of the Bonds, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of such Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be exempt from regular Federal income taxes, although interest on such Bonds received by others would be exempt from regular Federal income taxes.
"Substantial user" is defined under U.S. Treasury Regulations to include only a person whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

                 After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the State Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the State Trust of any Bond), and the fees and expenses paid by the State Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

                 The description of Federal tax consequences applies separately for each State Trust. Below, arranged alphabetically by state, is a description of certain state and local tax consequences for residents of the state and locality for which such State Trust is named.

California Trust

                 Messrs. Morgan, Lewis & Bockius acted as special California counsel to Insured Trust 9 and all prior Insured Trusts. Messrs. Adams, Duque and Hazeltine, special California counsel to Insured Trust 21 and New York 14. At the time of the Closing for each Insured Trust, the respective counsel to the Trusts rendered an opinion under the existing law substantially to the effect that:

     The Insured California Trust is not an association taxable as a corporation under the income tax laws of the State of California;

     The income, deductions and credits against tax of the Insured California Trust will be treated as the income, deductions and credits against tax of the holders of Units in the Insured California Trust under the income tax laws of the State of California;

     Interest on the bonds held by the Insured California Trust, and any interest income received by the Insured California Trust from its investments in units of previously formed California trusts included within a Multistate Series of Tax Exempt Securities Trust (the "Previously Formed Trusts"), to the extent that such interest is exempt from taxation under California law will not lose its character as tax-exempt income merely because that income is passed through to the holders of Units; however, a corporation subject to the California franchise tax is required to include that interest income in its gross income for purposes of determining its franchise tax liability;

     Each holder of a Unit in the Insured California Trust will have a taxable event when the Insured California Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity) or when the Unit holder redeems or sells his Units. The total tax cost of each Unit to a holder of a Unit in the Insured California Trust is allocated among each of the bond issues held in the Insured California Trust (in accordance with the proportion of the Insured California Trust comprised by each bond issue) in order to determine the holder's per Unit tax cost for each bond issue, and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each bond issue. Therefore, under some circumstances, a holder of a Unit may realize a taxable gain when the Insured California Trust which issued such Unit disposes of a bond or the holder's Units are sold or redeemed for an amount equal to or less than his original cost of the bond or Unit. Similarly, each Unit holder will have a taxable event (i) when a Previously
Formed Trust disposes of a bond, and (ii) when the Insured California Trust disposes of any of its ownership interests in a Previously Formed Trust;

     Each holder of a Unit in the Insured California Trust is deemed to be the owner of a pro rata portion of the Insured California Trust under the personal property tax laws of the State of California; and

     The pro rata ownership of the bonds held by the Insured California Trust, as well as the interest income therefrom, are exempt from California personal property taxes.

Massachusetts Trust

                 At the time of the closing for each Massachusetts Trust, Messrs. Palmer & Dodge, special Massachusetts counsel on
Massachusetts tax matters, rendered an opinion under then existing Massachusetts law substantially to the effect that:

                 Tax-exempt interest for federal income tax purposes (including insurance payments to the extent they are treated as tax-exempt interest for federal income tax purposes) received by or through the Massachusetts Trust, or by or through a Previous Trust in which the Massachusetts Trusts owns an interest, on obligations issued by Massachusetts its counties, municipalities, authorities, political subdivisions, or instrumentalities, by the government of Puerto Rico or by its authority or by the government of Guam or by its authority, will not result in a Massachusetts income tax liability for the Massachusetts Trust or for Unitholders who are subject to Massachusetts income taxation under Massachusetts General Laws, Chapter 62.


                 Capital gain and capital loss realized by the Massachusetts Trust and included in the Federal gross income of Unitholders who are subject to Massachusetts income taxation under General Laws, Chapter 62 will be included as capital gains and losses in the Unit holder's Massachusetts gross income, except where capital gain is specifically exempted from income taxation under the Massachusetts statute authorizing issuance of the obligations held by the Massachusetts Trust or held by the Previous Trusts in which the Massachusetts Trust owns an interest, and will not result in a Massachusetts income tax liability for the Massachusetts Trust.

                 Gains and losses realized upon sale or redemption of Units by Unitholders who are subject to Massachusetts income taxation under Massachusetts General Law, Chapter 62 will be includible in their Massachusetts gross income.


Pennsylvania Trust

                 At the time of the closing for each Pennsylvania Trust, Messrs. Drinker Biddle & Reath, special Pennsylvania counsel on
Pennsylvania tax matters, rendered an opinion under then existing
Pennsylvania law substantially to the effect that:

                 Units evidencing fractional undivided interests in the Pennsylvania Trust are not subject to any of the personal property taxes presently in effect in Pennsylvania to the extent that the Trust is comprised of bonds issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision ("Pennsylvania Bonds"). The taxes referred to include the County Personal Property Tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended, and the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh under the Act of June 20, 1947, P.L. 733, as amended, and by the City of Pittsburgh under Ordinance
No. 599 of December 28, 1967. The portion, if any, representing Pennsylvania Bonds held by Units in a Prior Trust are also not subject to such taxes. The portion, if any, of such Units representing bonds or other obligations issued by the Government of Guam or by its authority and bonds issued by the Government of Puerto Rico or by its authority and bonds issued by the Government of the Virgin Islands or by a municipality thereof (collectively, "Possession Bonds") is not expressly exempt from taxation under the foregoing Acts, but because such bonds are expressly relieved from state taxation by United States statutes, the Commonwealth of Pennsylvania and its political subdivisions are precluded from imposing any direct tax on Possession Bonds, and, therefore, such bonds are not subject to Personal Property Tax.

                 Pennsylvania Trust Units may be subject to tax in the estate of a resident decedent under the Pennsylvania inheritance and estate tax.

                 Income received by a Unit holder attributable to interest realized by the Pennsylvania Trust from Pennsylvania Bonds, Possession Bonds and Prior Trust Units or attributable to insurance proceeds on account of such interest, is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by Article III of the Tax Reform Code of 1971. Neither is such income taxable to corporations under the Corporate Net Income Tax imposed by Article
IV of the Tax Reform Code of 1971 (in the case of insurance proceeds to the extent that they are exempt for Federal Income Tax purposes); nor to individuals under the Pennsylvania School District Net Income Tax ("School District Tax") imposed on Philadelphia resident individuals under authority of the Act of August 9, 1963, P.L. 640.

                 Income received by a Unit Holder attributable to gain on the sale or other disposition by the Pennsylvania Trust of Pennsylvania Bonds, Possession Bonds and Prior Trust Units is not taxable to individuals, estates or trusts under the Personal Income Tax. Such gain is also not taxable under the Corporate Net Income Tax or under the School District Tax, except that gain on the sale or other disposition of Possession Bonds and that portion of Prior Trust Units attributable to such bonds held for six months or less may be taxable under the School District Tax.

                 To the extent that gain on the disposition of a Unit represents gain realized on Pennsylvania or Possession Bonds held by the Pennsylvania Trust or held by Prior Trust Units, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax.
Such gain may also be subject to the School District Tax, except the gain realized with respect to a Unit held for more than six months is not subject to the School District Tax.

                 No opinion is expressed regarding the extent, if any, to which Units, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or any privilege, excise, franchise or other tax imposed on business entities not discussed herein (including the Corporate Capital Stock/Foreign Franchise Tax). Insurance on the Bonds in the Portfolio of a Trust

                 Insurance guaranteeing the scheduled payment to maturity of all principal and interest ("Insurance to Maturity") has been obtained for some or all of the Bonds in each Trust at the cost of the issuer of the Bond, a previous holder or the Sponsor as of the first business day after the Date of Deposit. Insurance to Maturity was obtained from the Municipal Bond Insurance Association ("MBIA"), as of the Date of Deposit, for all the Bonds in the Portfolios of Insured Series 1-4, Insurance to Maturity was obtained for all the Bonds in the Portfolios of Insured Series 5-9 from one or more of the following insurers; MBIA, AMBAC Indemnity Corporation ("AMBAC"),
Municipal Bond Investors Assurance Corporation ("MBIAC"), Capital Guaranty Insurance Company ("CGIC"), Financial Guaranty Insurance
Company ("Financial Guaranty"), Asset Guaranty Reinsurance
Company ("Asset Guaranty"), Capital Markets Insurance Company
("CAPMAC"), Connie Lee Insurance Company ("Connie Lee") or
FInancial Security Assurance Inc. ("FSA"). (collectively, the
"Insurance Companies".) For Insured Series 5 and subsequent Insured Series, the description of the Bonds under "Portfolio of Securities" in Part A indicates which Insurance Company has issued Insurance to Maturity with respect to each Bond.

                 The insurance policies are non-cancellable and will continue in force so long as Bonds are outstanding and the insurers remain in business. The respective insurance policies guarantee the scheduled payment of principal and interest on but do not guarantee the market value of the Bonds covered by each policy or the value of the Units. In the event the issuer of an insured Bond defaults in payment of interest or principal the insurance company insuring the Bond will be required to pay to the trustee any interest or principal payments due. Payment under each of the insurance policies is to be made in respect of principal of and interest on Bonds covered thereby which becomes due for payment but is unpaid. Each such policy provides for payment of the defaulted principal or interest due to a trustee or paying agent. In turn, such trustee or paying agent will make payment to the bondholder (in this case, the Trustee) upon presentation of satisfactory evidence of such bondholder's rights to receive such payment.

                 As a result of the insurance on the Bonds of each Trust, the Units thereof received a rating of AAA by Standard &
Poor's Corporation as of the Date of Deposit for each such Trust.
There can be no assurance that Units of a Trust will retain this AAA rating. Insurance is not a substitute for the basic credit of an issuer, but supplements the issuer's existing credit and provides additional security therefor. No representation is made as to the Insurance
Companies' abilities to meet their commitments.

                 A description of each of the insurers follows:

AMBAC Indemnity Corporation

                 AMBAC is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in various states, with admitted assets of approximately $1,450,000,000 and policyholders' surplus of approximately $782,000,000 as of December 31, 1994. AMBAC is a wholly-owned subsidiary of AMBAC Inc., a financial holding company which is publicly owned following a complete divestiture by Citibank during the first quarter of 1992.

CGIC

                 CGIC, a monoline bond insurer headquartered in San Francisco, California, was established in November 1986 to assume the financial guaranty business of United States Fidelity and Guaranty Company ("USF&G'). It is a wholly-owned subsidiary of Capital
Guaranty Corporation ("CGC") whose stock is owned by: Constellation Investments, Inc., an affiliate of Baltimore Gas & Electric, Fleet/Norstar Financial Group, Inc., Safeco Corporation, Sibag Finance Corporation, an affiliate of Siemens AG, and USF&G, the 8th largest property/casualty company in the U.S. as measured by net premiums written, and CGC management. As of December 31, 1994, CGIC had total admitted assets of approximately $304,000,000 and total statutory policyholders' surplus of approximately $168,000,000 .

Financial Guaranty

                 Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. Financial Guaranty, domiciled in the State of New York and located at 175 Water Street, New York, New York, 10038, commenced its business of providing insurance and financial guaranties for a variety of investment instruments in January, 1984. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation. The Corporation and General Electric Capital Corporation are not obligated to pay the debts of Financial Guaranty or the claims against Financial Guaranty. Neither the National Insured Trust nor the Units nor the portfolio is insured directly or indirectly by the Corporation.

                 Financial Guaranty, in addition to providing insurance for the payment of interest and principal of municipal bonds and notes held in unit investment trust portfolios, provides insurance for all or a portion of new issues of municipal bonds and notes and for municipal bonds and notes held by mutual funds. Financial Guaranty expects to provide other forms of financial guaranties in the future. It is also authorized to write fire, property damage liability, workman's compensation and employers' liability and fidelity and surety insurance. As of December 31, 1994, its total admitted assets were approximately $2,131,000,000 and its policyholders' surplus was approximately $894,000,000. Although the Sponsor has not undertaken an independent investigation of Financial Guaranty, the Sponsor is not aware that the information herein is inaccurate or incomplete. Standard & Poor's Corporation and Moody's Investors Service have rated the claims-paying ability of Financial Guaranty "AAA" and "Aaa", respectively.

                 Financial Guaranty is currently licensed to provide insurance in all 50 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Financial Guaranty is also subject to regulation by the State of New York Insurance Department. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform on its contracts of insurance in the event a claim should be made thereunder.

                 The information relating to Financial Guaranty contained above has been furnished by Financial Guaranty. The financial information contained herein with respect to Financial Guaranty is unaudited but appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.




MBIA

                 The insurance companies comprising MBIA and their respective percentage liabilities are as follows: The Aetna Casualty and Surety Company, thirty-three percent (33%); The Fund American
Companies, Inc., thirty percent (30%); The Travelers Indemnity
Company, fifteen percent (15%); Cigna Property and Casualty
Company, twelve percent (12%); and The Continental Insurance
Company, ten percent (10%).  Each insurance company comprising
MBIA is licensed to do business in various states. Such state regulation, however, is no guarantee that any of the insurance companies comprising MBIA will be able to perform on its contract of insurance in the event a claim should be made thereunder. All policies are individual obligations of the participating insurance companies and their obligations thereunder cannot be increased beyond their percentage commitment; therefore, each company will not be obligated to pay any unpaid obligation of any other member of MBIA. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations. The MBIA companies listed above or their parent organizations have been in the insurance business from seventy to well over a hundred years. Standard & Poor's Corporation rates all new issues insured by MBIA, "AAA" and Moody's Investors Service rates all bond issues insured by MBIA, "Aaa".

MBIAC

                 MBIAC is the principal operating subsidiary of MBIA, Inc. The principal shareholders of MBIA, Inc. are The Aetna Casualty and Surety Company, The Fund American Companies, Inc., subsidiaries of CIGNA Corporation and Credit Local de France,
CAECL S.A., and they own approximately 35% of the outstanding common stock of MBIA Inc. Neither MBIA, Inc. nor its shareholders are obligated to pay the debts of or claims against MBIAC. MBIAC, is a limited liability corporation rather than a several liability association. MBIAC is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico. As of December 31, 1994, MBIAC had admitted assets of approximately $3.4 billion and policyholders' surplus of approximately $1,100,000,000. Standard & Poor's
Corporation rates all new issues insured by MBIAC and Moody's
Investors Service rates all bond issues insured by MBIAC, "AAA" and "Aaa", respectively.

Asset Guaranty

                 Asset Guaranty is a New York State insurance company licensed to write financial guarantee, credit, residual value and surety insurance. Asset Guaranty commenced operations in mid-1988 by providing reinsurance to several major monoline insurers. Asset Guaranty also issued limited amounts of primary financial guaranty insurance, but not in direct competition with the primary mono-line companies for which it acts as a reinsurer. The parent holding company of Asset Guaranty, Asset Guarantee Inc. (AGI), merged with Enhance Financial Services (EFS) in June, 1990 to form Enhance Financial Services Group Inc. (EFSG). The two main,
100%-owned subsidiaries of EFSG, Asset Guaranty and Enhance Reinsurance Company (ERC), share common management and physical resources. After an initial public offering completed in February 1992 and the sale by Merrill Lynch & Co. of its stake, EFSG is 49.8%-owned by the public, 29.9% by US West Financial Services,
14.1% by Manufacturers Life Insurance Co. and 6.2% by senior management. Both ERC and Asset Guaranty are rated "AAA" for claims paying ability by Duff & Phelps. ERC is rated triple-A for claims-paying ability by both S&P and Moody's. Asset Guaranty received a "AA" claims-paying-ability rating from S&P during August 1993, but remains unrated by Moody's. As of December 31, 1994
Asset Guaranty had admitted assets of approximately $159,000,000 and policyholders' surplus of approximately $140,000,000.

CAPMAC

                 CAPMAC commenced operations in December 1987, as the second mono-line financial guaranty insurance company (after
FSA) organized solely to insure non-municipal obligations. CAPMAC, a New York corporation, is a wholly-owned subsidiary of CAPMAC Holdings, Inc. (CHI), which was sold in 1992 by Citibank (New York State) to a group of 12 investors led by the following: Dillon Read's Saratoga Partners Il; L.P. (Saratoga), an acquisition fund; Caprock Management, Inc., representing Rockefeller family interests; Citigrowth Fund, a Citicorp venture capital group; and CAPMAC senior management and staff. These groups control approximately 70% of the stock of CHI. CAPMAC had traditionally specialized in guaranteeing consumer loan and trade receivable asset-backed securities. Under the new ownership group CAPMAC intends to become involved in the municipal bond insurance business, as well as their traditional non-municipal business. As of December 31, 1994 CAPMAC's admitted assets were approximately $199,000,000 and its policyholders' surplus was approximately $140,000,000.

Connie Lee

                 Connie Lee is a wholly owned subsidiary of College Construction Loan Insurance Association ("CCLIA"), a government-sponsored enterprise established by Congress to provide American academic institutions with greater access to low-cost capital through enhancement. Connie Lee, the operating insurance company, was incorporated in 1987 and began business as a reinsurer of tax-exempt bonds of colleges, universities, and teaching hospitals with a concentration on the hospital sector. During the fourth quarter of 1991 Connie Lee began underwriting primary bond insurance which will focus largely on the college and university sector. CCLIA's founding shareholders are the U.S. Department of Education, which owns 36% of CCLIA, and the Student Loan Marketing Association
("Sallie Mae"), which owns 14%. The other principal owners are:
Pennsylvania Public School Employees' Retirement System,
Metropolitan Life Insurance Company, Kemper Financial Services,
Johnson family funds and trusts, Northwestern University, Rockefeller
& Co., Inc. administered trusts and funds, and Stanford University. Connie Lee is domiciled in the state of Wisconsin and has licenses to do business in 47 states and the District of Columbia. As of December 31, 1994, its total admitted assets were approximately $194,000,000 and policyholders' surplus was approximately $106,000,000.

FSA

                 FSA is a monoline property and casualty insurance company incorporated in New York in 1984. It is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., a New York Stock Exchange listed company which is in turn approximately 60.5% owned by U.S. West Capital Corportion (U.S. West) 7.6% by Fund
American Enterprises Holdings Inc. and 7.4% by the Tokio Marine and
Fire Insurance Co. Ltd. FSA is licensed directly or indirectly through its subsidiaries to engage in the special guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the United Kingdom.
                 U.S. West is a subsidiary of U.S. West, Inc., which operates businesses involved in communications, data solutions, marketing services and capital assets, including the provision of telephone services in 14 states in the western and midwestern United States.

                 Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by FSA or either of its subsidiaries proportional to their respective capital surplus and reserves, subject to applicalbe statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsureres under various quota-share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by FSA as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit FSA's obligations under any financial guaranty insurance policy. As of December 31, 1994 total admitted assets of FSA and its wholly-owned subsidiaries was $804,000,000 and total policyholder' surplus was $344,000,000.

                 Insurance companies are subject to regulation and supervision in the jurisdictions in which they do business under statutes which delegate regulatory, supervisory and administrative powers to state insurance commissioners. This regulation, supervision and administration relate, among other things, to: the standards of solvency which must be met and maintained; the licensing of insurers and their agents; the nature of and limitations on investments; deposits of securities for the benefit of policyholders;
approval of policy forms and premium rates; periodic examinations of the affairs of insurance companies; annual and other reports required to be filed on the financial condition of insurers or for other purposes; and requirements regarding reserves for unearned premiums, losses and other matters. Regulatory agencies require that premium rates not be excessive, inadequate or unfairly discriminatory. Insurance regulation in many states also includes "assigned risk" plans, reinsurance facilities, and joint underwriting associations, under which all insurers writing particular lines of insurance within the jurisdiction must accept, for one or more of those lines, risks unable to secure coverage in voluntary markets. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors.

                 Although the Federal government does not regulate the business of insurance, Federal initiatives can significantly impact the insurance business. Current and proposed Federal measures which may significantly affect the insurance business include pension regulation (ERISA), controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, personal privacy protection, tax law changes affecting life insurance companies or the relative desirability of various personal investment vehicles and repeal of the current antitrust exemption for the insurance business. (If this exemption is eliminated, it will substantially affect the way premium rates are set by all property-liability insurers.) In addition, the Federal government operates in some cases as a co-insurer with the private sector insurance companies.

                 Insurance companies are also affected by a variety of state and Federal regulatory measures and judicial decisions that define and extend the risks and benefits for which insurance is sought and provided. These include judicial redefinitions of risk exposure in areas such as products liability and state and Federal extension and protection of employee benefits, including pension, workers' compensation, and disability benefits. These developments may result in short-term adverse effects on the profitability of various lines of insurance. Longer-term adverse effects can often be minimized through prompt repricing of coverages and revision of policy terms. In some instances, these developments may create new opportunities for business growth.
All insurance companies write policies-and set premiums based on actuarial assumptions about mortality, injury, the occurrence of accidents and other insured events. These assumptions, while well supported by past experience, necessarily do not take account of future events. The occurrence in the future of unforeseen circumstances could affect the financial condition of one or more insurance companies. The insurance business is highly competitive and with the deregulation of financial service businesses, it should become more competitive. In addition, insurance companies may expand into non-traditional lines of business which may involve different types of risks.

                 The financial information relating to AMBAC, CGIC, MBIA, MBIAC, Asset Guaranty, CAPMAC, Connie Lee and FSA has been obtained from publicly available sources. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof, but the Sponsor is not aware that the information herein is inaccurate or incomplete.




Insurance Premiums

                 The cost of the insurance (the "Insurance Premiums") for Insurance to Maturity has been paid by the issuers at the time of issuance, by a previous holder of a Bond or by the Sponsor on the first business day after the Date of Deposit. The Insurance Premiums paid by the Sponsor were paid from the acquisition profit of the Sponsor (see "Public Offering--Sponsor's and Underwriters' Profits"), and, if such profit was not sufficient to cover the cost of said Insurance Premiums, from the sales charge imposed on the purchasers of Units or from other general funds of the Sponsor.

Expenses and Charges

                 At no cost to the Trusts, the Sponsor has borne all the expenses of creating and establishing the Trusts, including the cost of the initial preparation and execution of the Trust Agreements, initial preparation and printing of the certificates for Units, the fees of the Evaluator, legal expenses, advertising and selling expenses and other out-of-pocket expenses. The cost of maintaining the secondary market, such as printing, legal and accounting, will be borne by the Sponsor except as otherwise provided in the Trust Agreements.

                 Trustee's, Sponsor's and Evaluator's Fees -- The
Trustee will receive for its ordinary recurring services to the Trusts an annual fee in the amount set forth in Part A -- "Summary of Essential Information". For a discussion of the services performed by the Trustee pursuant to its obligation under the Trust Agreements, see "Rights of Unit Holders". The Trustee will receive the benefit of any reasonable cash balances in the Interest and Principal Accounts.

                 The Portfolio supervision fee (the "Supervision Fee"), which is earned for Portfolio supervisory services is based upon the greatest face amount of Bonds in the Trust at any time during the calendar year with respect to which the fee is being computed. The Supervision Fee has been incurred by Portfolios which have come into existence after August 14, 1991, beginning with Series 345 initially, and each series, in existence, thereafter.

                 The Supervision Fee, which is not to exceed the amount set forth in Part A--"Summary of Essential Information," may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor receives for Portfolio supervisory services rendered to all series of Tax Exempt Securities Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year. In addition, the Sponsor may also be reimbursed for bookkeeping and other administrative services provided to the Trust in amounts not exceeding their costs of providing these services.

                 The Evaluator determines the aggregate bid price of the underlying securities in the Trusts on a daily basis at a fee in the amount set forth under Part A, "Summary of Essential Information", for each evaluation of the Bonds in a Trust. For a discussion of the services performed by the Evaluator pursuant to its obligations under the Trust Agreements, see "Evaluator--Responsibility" and "Public Offering--Offering Price".

                 Any of such fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States
Department of Labor's Consumer Price Index entitled "All Services
Less Rent" or, if such Index in no longer published, in a similar Index to be determined by the Trustee and the Sponsor. In addition, at the time of any such increase, the Trustee shall also be entitled to charge thereafter an additional fee at a rate or amount to be determined by the Trustee and the Sponsor based upon the face amount of Deposited Units in a Trust, for the Trustee's services in maintaining such Deposited Units. The approval of Unit holders shall not be required for charging of such additional fee.

                 Other Charges -- The following additional charges are or may be incurred by a Trust: all expenses (including counsel fees and expenses of counsel and auditors) of the Trustee incurred in connection with its activities under the Trust Agreements, including reports and communications to Unit holders; the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreements, indemnification of a Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; in the case of certain Trusts, to the extent lawful, expenses (including legal, accounting and printing expenses) of maintaining registration or qualification of the Units and/or the Trust under Federal or state securities laws subsequent to initial registration so long as the Sponsor are maintaining a market for the Units; and all taxes and other governmental charges imposed upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.


PUBLIC OFFERING

Offering Price

                 The Public Offering Price of the Units of the Trusts is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge equal to the percentage of the Public Offering Price indicated for the Trust in Part A, "Summary of Essential Information". The aggregate bid price of the underlying Bonds may be expected to be less than the aggregate offering price of the Bonds. (See "Method of Evaluation".) A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units of such Trust to the purchaser is also added to the Public Offering Price.

                 Pursuant to employee benefit plans, Units of the Trusts are available to employees of the Sponsor, at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of Bonds of a Trust per Unit plus a sales charge of 1.25% of the Public Offering Price and after the Initial Public Offering period, at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of the Bonds of a Trust per Unit plus a sales charge of 1.25% of the Public Offering Price. Sales through such plans to employees of the Sponsor result in less selling effort and selling expenses than sales to the general public.


Method of Evaluation

                 The aggregate bid price of the Bonds (which is used to calculate the price at which the Sponsor repurchase and sell Units in the secondary market and the Redemption Price at which Units may be redeemed) will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds, (2) if bid prices are not available for any bonds, on the basis of current bid prices of comparable securities,
(3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation
Time set forth in the "Summary of Essential Information" in Part A, effective for all sales made subsequent to the last preceding determination. The term "business day" as used herein shall exclude Saturdays, Sundays and any other day on which the New York Stock
Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1.5% of principal amount. In the case of actively traded securities, the difference may be as little as 0.5 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. The price at which Units may be repurchased by the Sponsor in the secondary market could be less than the price paid by the Unit holder. For information relating to the calculation of the Redemption Price per Unit, which is also based upon the aggregate bid price of the underlying Bonds and which may be expected to be less than the Public Offering Price per Unit, see "Rights of Unit Holders--Redemption of Units".

                 In determining the bid prices of Bonds covered by Insurance of Maturity, the evaluator took into account the insurance issued in respect of those Bonds and the AAA rating assigned to certain of those Bonds as a result of the insurance. In making its evaluation, the Evaluator first determined the quality of the insurance issued by the Insurance Companies and then compared the Bonds to other securities which  had comparable insurance and which were of comparable
quality.   In addition, the Evaluator, in accordance with its practice, obtained from dealers and brokers two sets of bid prices for the Bonds: one based on actual bid prices for such Bonds (without insurance) and the other based on said dealer's or broker's estimation of such bid prices as if such Bonds were insured.

Distribution of Units

                 Units acquired in the secondary market (see "Public Offering--Market for Units") may be offered by this Prospectus at the Public Offering Price determined in the manner provided above (see "Public Offering--Offering Price"). The Sponsor will allow a discount on Units sold to members of the National Association of Securities Dealers, Inc. Such discount is subject to change from time to time.

                 Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Unit holder (Certificate holder) or become entitled to exercise the rights of a Unit holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Unit holder is the Public Offering Price in effect at the time his order is received, plus accrued interest (see "Public Offering-Method of Evaluation"). This price may be different from the Public Offering price in effect on any other day, including the day on which the Unit holder made payment for the Units.

Market for Units

                 Although not obligated to do so, the Sponsor presently intends to maintain a market for the Units of the respective Trusts and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds which may be less than the price paid by the Unit holder. For information relating to the method and frequency of the Evaluator's determination of the aggregate bid price of the underlying Bonds. (See "Public Offering-Method of Evaluation".) The costs of maintaining the secondary market, such as printing, legal and accounting, will be borne by the Sponsor except as otherwise provided in the Trust Agreements. The Sponsor may cease to maintain such a market at any time and from time to time, without notice if the supply of Units of any of the respective Trusts exceeds demand, or for any other reason. In this event the Sponsor may nonetheless purchase Units, as a service to Unit holders, at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of any of the Trusts, a Unit holder of such a Trust desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is also based upon the aggregate bid price of the underlying Bonds. (See "Rights of Unit Holders--Redemption of Units".)

Exchange Option

                 Unit holders may elect to exchange any or all of their Units in this series of a Trust for units of one or more of any series of Tax Exempt Securities Trust (the "Exchange Trust") available for sale in the state in which the Unit holder resides at a Public Offering Price for the units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per unit. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Unit holders. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit holder wishes to sell his Units of this series and thus there is no assurance that the Exchange Option will be available to a Unit holder. Exchanges will be effected in whole units only. Any excess proceeds from Unit holders' Units being surrendered will be returned and Unit holders will not be permitted to advance any new money in order to complete an exchange.

                 An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust will generally constitute a "taxable event" under the Code i.e. a Unit holder will recognize gain or loss at the time of exchange. However, an exchange of Units of this Trust for units of any other similar series of the Tax Exempt Securities Trust which are grantor trusts for U.S. Federal income tax purposes will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Unit holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

                 Units of the Exchange Trust will be sold under the Exchange Option at the bid prices of the underlying securities in the particular portfolio involved per unit plus a fixed charge of $25 per unit. As an example, assume that a Unit holder, who has three units of a trust with a current price of $1,020 per unit based on the bid prices of the underlying securities, desires to exchange his units for units of a series of an Exchange Trust with a current price of $880 per unit based on the bid prices of the underlying securities. In this example, the proceeds from the Unit holder's units will aggregate $3,060. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Unit holder would be able to acquire three units in the Exchange Trust for a total cost of $2,715 ($2,640 for the units and $75 for the sales charge). The remaining $345 would be returned to the Unit holder in cash.

Reinvestment Programs

                 Distributions of interest and principal, if any, are made to Unit holders monthly. The Unit holder will have the option of either receiving his monthly income check from the Trustee or participating in one of the reinvestment programs offered by certain of the Sponsor provided such Unit holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Unit holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions, if any, to the reinvestment program selected by the Unit holder. Since each Sponsor has arranged for different reinvestment alternatives, Unit holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Unit holder.
The unit holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by the Unit holder and may be terminated at any time by the Unit holder, or the program may be modified or terminated by the Trustee or the program's Sponsor.

Sponsor's Profits

                 For their services, the Sponsor receives a gross commission equal to a percentage of the Public Offering Price of the Units. In maintaining a market for the Units of the respective Trusts (see "Public Offering--Market for Units"), the Sponsor also realizes profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units (see "Public Offering--Offering Price").


RIGHTS OF UNIT HOLDERS

Certificates

                 Ownership of Units of the respective Trusts is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee of the certificate properly endorsed or accompanied by a written instrument or instruments of transfer.

                 Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.


Distribution of Interest and Principal

                 Interest and principal received by each Trust will be distributed on each monthly Distribution Date on a pro rata basis to Unit holders in such Trust of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Unit holders on previous Monthly Distribution Dates. (See Part A, "Summary of Essential Information" and "Tax Exempt Securities Trust--Expenses and
Charges" and "Rights of Unit Holders--Redemption of Units" in this section.)

                 The Trustee will credit to the Interest Account of each respective Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest and including all moneys paid pursuant to any insurance contract representing interest on any Bond in the Trusts. Other receipts will be credited to the Principal Account of the affected Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record
Date. (See Part A, "Summary of Essential Information".) Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Unit holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth of such holder's pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the "Monthly Interest Distribution") plus such holder's pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Monthly Interest Distribution per Unit as of the date of this Prospectus is shown in the "Summary of Essential Information" in Part
A for the particular Trust and will change as the income and expenses of the respective Trusts change and as Bonds are exchanged, redeemed, paid or sold.

                 Normally, interest on the Bonds in the Portfolio of each Trust is paid on a semi-annual basis. Because Bond interest is not received by the Trusts at a constant rate throughout the year, any Monthly Interest Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Interest Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Interest Distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates, as the case may be. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due and if one or more of the insurers of such Bonds fails to meet its obligation under its policy of insurance, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Bonds by reducing the amount distributed per Unit in one or more Monthly Interest Distributions. If units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of the failure of the issuer to pay the interest due on the underlying Bond and the concurrent failure of the respective insurance company to meet its obligation under its insurance policy, each remaining Unit holder will be subject to a greater pro rata reduction in his Monthly Interest Distribution than would have occurred absent such redemptions. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Unit holders and are available for use by United States Trust Company of New York, pursuant to normal banking procedures. The Trustee is entitled to the benefit of holding any reasonable cash balances in the Interest and Principal Accounts. The Trustee anticipates that the average cash balance in the Interest Account will be approximately 2% in excess of the amounts anticipated to be required for Monthly Distributions to Unit holders. In addition, because of the varying interest payment dates of the Bonds comprising each Trust Portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a particular Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. This excess accrued but undistributed interest amount is known as the accrued interest carryover. If a Unit holder sells all or redeems a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest carryover. Similarly, if a Unit holder sells or redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will include accrued interest carryover on the Bonds. (See "Rights of Unit Holders --Redemption of Units--Computation of
Redemption Price per Unit".)

                 As of the first day of each month the Trustee will deduct from the Interest Account of each Trust and, to the extent funds are not sufficient therein, from the Principal Account of such Trust, amounts necessary to pay the expenses of such Trust. (See "Tax
Exempt Securities Trust--Expenses and Charges".) The Trustee also may withdraw from said account such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal
Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See "Rights of Unit Holders--Redemption of Units".) The Trustee is also entitled to withdraw from the Interest Account, and, to the extent funds are not sufficient therein, from the Principal Account, on one or more Record Dates as may be appropriate, amounts sufficient to recoup advances which it has made in anticipation of the receipt by a Trust of interest in respect of Bonds which subsequently fail to pay interest when due.


Reports and Records

                 The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount that would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bonds, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. The accounts of Trusts will be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Unit holders of such Trusts upon request.

                 The Trustee shall keep available for inspection by Unit holders at all reasonable times during the usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the Portfolio and a copy of the Trust Agreement.

Redemption of Units

                 Units may be tendered to the Trustee for redemption at its unit investment trust office at 770 Broadway, New York, New
York 10003, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

                 Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Unit holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

                 Within seven calendar days following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Information" of Part A on the date of tender. (See "Redemption of Units-- Computation of Redemption Price per Unit".) The "date of tender" is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption at prices which may, in certain circumstances, be in excess of the Redemption Price, see "Redemption of Units--Purchase by the Sponsor of Units Tendered for Redemption."

                 Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of each Trust will be reduced.

                 The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption
Price per Unit for any period during which the New York Stock
Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

                 Computation of Redemption Price per Unit - The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth under "Public Offering Prices--Method of Evaluation"), (2) cash on hand in such Trust, and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unit holders of such Trust of record as of a date prior to the evaluation.

                 Purchase by the Sponsor of Units Tendered for Redemption--The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefore to the Unit holder in an amount not less than the Redemption Price not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See "Public Offering-- Market for Units".) Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units, provided that the Sponsor shall not receive for Units purchased as set forth above a higher price than it paid, plus accrued interest.

                 The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See "Public Offering--Offering Price".) Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units. (See "Public Offering--Sponsor's Profits".)

SPONSOR

                 Smith Barney Inc., 388 Greenwich Street, New York,
New York 10013 ("Smith Barney"), was incorporated in Delaware in
1960 and traces its history through predecessor partnerships to 1873. Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Smith Barney is an indirect, wholly-owned subsidiary of Travelers Group Inc. (formerly, Primerica Corporation).

                 Smith Barney sponsors numerous open-end investment companies and closed-end investment companies. Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust and Harris, Upham Tax-Exempt Fund and acts as co-sponsor of certain trusts of The Equity Income Fund, Concept Series. The Sponsor has acted previously as managing underwriter of other investment companies. In addition to participating as a member of various underwriting and selling groups or as agent of other investment companies, the Sponsor also executes orders for the purchase and sale of securities of investment companies and sell securities to such companies in its capacities as broker or dealer in securities.


Limitations on Liability

                 The Sponsor is liable for the performance of its obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to Unit holders for taking any action of refraining from any action in good faith or for errors in judgment or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. (See "Tax Exempt Securities Trust--Portfolio" and "Sponsor -- Responsibility".)


Responsibility

                 Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle.
The Sponsor is empowered to direct the Trustee to dispose of Bonds or deposited Units of other Trusts when certain events occur that adversely affect the value of the Bonds, if the Sponsor determine that any insurance that may be applicable to the Bonds cannot be relied upon to maintain the interests of the Trusts to at least as great an extent as such disposition, including default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Unit Holders.

                 The Sponsor intends to provide portfolio services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

                 It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by the Trust of any securities other than the Bonds initially deposited in each respective Trust is prohibited.


Resignation

                 If the Sponsor resigns or otherwise fails or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the affected Trusts.


TRUSTEE

                 The Trustee is the United States Trust Company of New York, with its principal place of business at 114 West 47th Street, New York, New York 10036. United States Trust Company of New York has, since its establishment in 1853, engaged primarily in the management of trust and agency accounts for individuals and corporations. The Trustee is a member of the New York Clearing House Association and is the subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit
Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.


Limitations on Liability

                 The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties.
In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. (See "Tax Exempt Securities Trust -- Portfolio".) For information relating to the responsibilities and indemnification of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders", "Sponsor -- Resignation" and "Other
Charges".

Resignation

                 By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


EVALUATOR

                 The Evaluator is Kenny Information, Systems, Inc., a division of J.J. Kenny Co., Inc. with main offices located at 65
Broadway, New York, New York  10006.

Limitations on Liability

                 The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Unit holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


Responsibility

                 The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.
For information relating to the responsibility of the Evaluator to evaluate the Bonds on the basis of their bid prices see "Public Offering -- Offering Price".

Resignation

                 The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee, and in such event, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator.
If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


AMENDMENT AND TERMINATION OF THE TRUST
AGREEMENT

Amendment

                 The Sponsor and the Trustees have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or
(2) to make such other provisions as shall not adversely affect the interests of the Unit holders; provided, that the Trust Agreement is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the respective Trusts, except for the substitution of certain refunding securities for such Bonds or to permit the Trustee to engage in business or in investment activities not specifically authorized in the Trust Agreement as originally adopted. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.


Termination

                 The Trust Agreement provides that if the principal amount of Bonds is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. Each Trust may be terminated at any time by 100% of the Unit holders. See Part
A for additional mandatory and optional termination provisions.
However, in no event may any trust continue beyond the Mandatory Termination Date set forth in Part A of this Prospectus under "Summary of Essential Information". In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust, and, after paying all expenses and charges incurred by such Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest Account and Principal Account of such Trust.

LEGAL OPINIONS

                 Certain legal matters in connection with the Units offered hereby have been passed upon by Messrs. Davis Polk &
Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor. Messrs. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for the
Trustee.

AUDITORS

                 The Statements of Financial Condition and Portfolio of Securities of each Trust included in this Prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


RATINGS

Standard & Poor's

                 A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

                 The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                 The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

                 The ratings are based, in varying degrees, on the following considerations:

                 I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                 II.     Nature of and provisions of the obligation; and

                 III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                 A summary of the meaning of the applicable rating symbols as published by Standard & Poor's follows:

                 AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                 AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                 A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                 BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

                 BB,B,CCC,CC,C--Debt rated BB,B,CCC,CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                 Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 Provisional Ratings: The letter "p" following a rating indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of, default upon failure of such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

                 Conditional rating(s), indicated by "Con" are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.


Moody's Investors Service

A summary of the meaning of the applicable Moody's Investors
Service's rating symbols and their meanings is as follows:

                 Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 Aa--Bonds which are rated Aa are judged to be of a high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                 A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 Baa--Bonds which are rated Baa are considered s medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                 B--Bonds which are rated B generally lack the characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                 Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                 Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                 C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                 Note:   Those municipal bonds in the Aa, A, Baa, Ba
and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1, respectively. In addition, Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Although Industrial Revenue Bonds and Environmental Control
Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system.

                 Conditional ratings, indicated by "Con" are given to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 Note:   NR indicates, among other things, that no rating
has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Corporation and Moody's Investors Service do not rate a particular type of obligation as a matter of policy. Subsequent to the Date of Deposit the credit characteristics of the Issuers of Securities may have changed. Currently, certain of the Securities in the portfolio of a Trust may be unrated and have credit characteristics comparable to securities rated below the minimum requirements of such Trust for acquisition of a Security. See Part A- "Portfolio of Securities" herein to ascertain the ratings on the Securities, if any, on the date of the Portfolio of Securities.

Fitch Investors Service, Inc.

                 A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

                 AAA--Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 AA--Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA.

                 A--Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                 BBB-Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that these bonds will fall below investment grade is higher than for bonds with higher ratings.

                 Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD' or 'D' categories.

                 Conditional--A conditional rating is promised on the successful completion of a project of the occurrence of a specific event.

Duff & Phelps Credit Rating Co.

A brief description of the applicable Duff & Phelps Credit Rating Co. rating symbols and their meanings is as follows:

                 AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 A-Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

                 BBB-Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                 NR-Not rated (credit characteristics comparable to A or better on the Date of Deposit).

Prospectus
This Prospectus contains information concerning the Trust and the Sponsors, but does not contain all the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

Index:
Page
Summary of Essential Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-
2
Insured Series 20
Financial and Statistical Information. . . . . . . . . . . . . . . . . . . . . . . . .  A-
3
Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-3
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-
4. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Portfolios of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-6
9,408 Units
Tax Exempt Securities Trust - Insured Series . . . . . . . . . . . . . . . . . . . . .  1
  The Trusts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  Objectives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  The Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
  Estimated Current Return and Estimated Long-Term Return. . . . . . . . . . . . . . .  36
PROSPECTUS
  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Dated August 18, 1995
  Insurance on the Bonds in the Portfolio of a Trust . . . . . . . . . . . . . . . . .  41
  Insurance Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
  Expenses and Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Public Offering. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
  Offering Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
  Method of Evaluation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Sponsor
  Distribution of Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
  Market for Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
SMITH BARNEY INC.
  Exchange Option. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
  Reinvestment Programs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
  Sponsor's Profits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
Rights of Unit Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
  Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
388 Greenwich Street
  Distribution of Interest and Principal . . . . . . . . . . . . . . . . . . . . . . .  49
New York, New York  10013
  Reports and Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
(800) 298-UNIT
  Redemption of Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
Sponsor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
  Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Evaluator. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
  Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
Amendment and Termination of the Trust Agreement . . . . . . . . . . . . . . . . . . .  55
  Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
  Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
Legal Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.


                                   PART II

                   INFORMATION NOT REQUIRED IN PROSPECTUS

                     CONTENTS OF REGISTRATION STATEMENT


     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

       The facing Sheet on Form S-6.

       The cross-reference sheet.

       The Prospectus consisting of pages A-1 - A-     , and 1-    , back cover.

       Signatures.

     Written consents of the following persons:

       KPMG Peat Marwick

       Kenny S&P Evaluation Services,
       a division of Kenny Information Systems, Inc.
       (included in Exhibit 4.6A)

     The following exhibits:
   *4.6A - Consent of Kenny S&P Evaluation Services, a division
of Kenny    Information Systems, Inc. as Evaluator.




* Filed herewith.

KENNY S&P EVALUATION SERVICES
A Division of Kenny Information Systems, Inc.
65 Broadway
New York, New York,  1146-2511
Telephone 212/770-414






Smith Barney Incorporated
1345 Avenue of the Americas
New York, NY   10105



   RE:Tax Exempt Securities Trust
   Insured Series 20



Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-26904 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration
Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.


                                        Sincerely,




                                        John R. Fitzgerald
                                        Vice President





tru:l-31

                             CONSENT OF COUNSEL

                                        The consent of counsel to
the use of their name in the Prospectus included in this Post-
Effective Amendment to the Registration Statement ("Post-
Effective Amendment") is contained in their opinion filed as
Exhibit 3.1 to the Registration Statement.


                       CONSENT OF INDEPENDENT AUDITORS

                                        We consent to the use of
our report dated July 28, 1995 included herein and to the reference to our firm under the heading "AUDITORS" in the prospectus.




                                              KPMG PEAT MARWICK

New York, New York
August 3, 1995

                                 SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant, Tax Exempt Securities Trust, Insured Series 14, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 3rd day of August, 1995.
                  Signatures appear on pages II-3 and II-4.

    A majority of the members of the Board of Directors of Smith Barney Incorporated have signed this Post-Effective Amendment pursuant to Powers of Attorney authorizing the person signing this Post-Effective Amendment to do so on behalf of such members.

These Powers of Attorney were filed with the Securities and Exchange Commission under the Securities Act of 1933 with the Registration Statement of Tax Exempt Securities Trust, Appreciation Series 7, Registration No. 2-78499 and with the Registration Statement of Tax Exempt Securities Trust, Series 110, Intermediate Term Series 15 and Short-Intermediate Term Series 13, Registration Nos. 2-97179, 2-95591 and 2-96184,
respectively, with the Registration Statement of Tax Exempt Securities Trust, Series 284, Amendment No. 2, Registration No. 33-22777, with the Registration Statement of Tax Exempt Securities Trust, Series 295, Amendment No. 1, Registration No. 33-26376, and with the Registration Statement of Tax Exempt Securities Trust, Series 335, Amendment No. 1, Registration No. 33-37952.

                        TAX EXEMPT SECURITIES TRUST



                    BY SMITH BARNEY INC.

                                     By



                      (George S. Michinard, Jr.)

        By the following persons,* who constitute a majority of
the           directors of Smith Barney Inc. :


                               Steven D. Black
                            James S. Boshart III
                               Robert A. Case
                                James Dimon
                               Robert Druskin
                               Robert F. Greenhill
                               Jeffrey B. Lane
                              Robert H. Lessin
                               John F. Lyness
                               Jack L. Rivkin


                                     By



                              (George S. Michinard, Jr.
                              Attorney-in-Fact)


 * Pursuant to Powers of Attorney previously filed.


                                    II-3